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                                                                 EXHIBIT 10.28







                           LOAN AND SECURITY AGREEMENT

                          DATED AS OF NOVEMBER 7, 1997

                                      AMONG

                        INTENSIVA HEALTHCARE CORPORATION,
            EACH OTHER BORROWER LISTED ON THE SIGNATURE PAGES HEREOF
                          AND EACH ADDITIONAL BORROWER,

                                  AS BORROWERS

                                       AND

                             HELLER FINANCIAL, INC.,

                                    AS LENDER







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                                TABLE OF CONTENTS


SECTION
1  DEFINITIONS

      1.1      Certain Defined Terms........................................ 1
      1.2      Accounting Terms.............................................11
      1.3      Other Definitional Provisions................................12

SECTION 2  LOANS AND COLLATERAL

      2.1      Loans........................................................12
               (A)      Revolving Loan......................................12
               (B)      Eligible Accounts...................................12
               (C)      Borrowing Mechanics.................................13
               (D)      Evidence of Revolving Loan Obligations..............14
      2.2      Interest.....................................................14
               (A)      Rate of Interest....................................14
               (B)      Computation and Payment of Interest.................15
               (C)      Interest Laws.......................................15
      2.3      Fees.........................................................15
               (A)      Closing Fee and Activation Fee......................15
               (B)      Unused Line Fees....................................16
               (B)      Prepayment Fees.....................................16
               (C)      Collateral Management Fee...........................16
               (D)      Audit Fees..........................................16
               (E)      Other Fees and Expenses.............................16
      2.4      Payments and Prepayments.....................................16
               (A)      Manner and Time of Payment..........................16
               (B)      Mandatory Prepayment................................17
               (C)      Voluntary Prepayments and Repayments................17
               (D)      Payments on Business Days...........................17
      2.5      Term of this Agreement.......................................17
      2.6      Statements...................................................17
      2.7      Grant of Security Interest...................................17
      2.8      Capital Adequacy and Other Adjustments.......................18
      2.9      Taxes........................................................18
               (A)      No Deductions.......................................18
               (B)      Changes in Tax Laws.................................19
      2.10     Joint and Several Obligations................................19
      2.11     Additional Borrowers.........................................20
      2.12     Limitation on Reserves.......................................21




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SECTION 3  CONDITIONS TO LOANS

      3.1      Conditions to Loans..........................................21
               (A)      Closing Deliveries..................................22
               (B)      Security Interests..................................22
               (C)      Closing Date Availability...........................22
               (D)      Representations and Warranties......................22
               (E)      Fees................................................22
               (F)      No Default..........................................22
               (G)      Performance of Agreements...........................22
               (H)      No Prohibition......................................22
               (I)      No Litigation.......................................22
               (J)      Payor Notification Letters..........................23
               (K)      Evidence of Insurance...............................23
               (L)      Solvency Certificate................................23






SECTION 4 BORROWERS' REPRESENTATIONS AND WARRANTIES

      4.1      Organization, Powers, Capitalization.........................23
               (A)    Organization and Powers...............................23
               (B)    Capitalization........................................23
      4.2      Authorization of Borrowing, No Conflict......................23
      4.3      Financial Condition..........................................24
      4.4      Indebtedness and Liabilities.................................24
      4.5      Account Warranties...........................................24
      4.6      Names........................................................25
      4.7      Locations; FEIN..............................................25
      4.8      Title to Properties; Liens...................................25
      4.9      Litigation; Adverse Facts....................................25
      4.10     Payment of Taxes.............................................25
      4.11     Performance of Agreements....................................26
      4.12     Employee Benefit Plans.......................................26
      4.13     Intellectual Property........................................26
      4.14     Broker's Fees................................................26
      4.15     Environmental Compliance.....................................26
      4.16     Solvency.....................................................26
      4.17     Disclosure...................................................27
      4.18     Insurance....................................................27
      4.19     Compliance with Laws.........................................27
      4.20     Bank Accounts................................................27
      4.21     Subsidiaries.................................................27
      4.22     Employee Matters.............................................27
      4.23     Governmental Regulation......................................27
      4.24     Medicare/Medicaid............................................28


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SECTION 5  AFFIRMATIVE COVENANTS

      5.1      Financial Statements and Other Reports.......................28
               (A)      Monthly Financials..................................28
               (B)      Year-End Financials.................................28
               (C)      Accountants' Certification and Reports..............29
               (D)      Compliance Certificate..............................29
               (E)      Collateral Report, Registers and Journals...........29
               (F)      Reconciliation Reports,  Listings and Agings........29
               (G)      Management Report...................................29
               (H)      Government Notices..................................30
               (I)      Events of Default, etc..............................30
               (J)      Trade Names.........................................30
               (K)      Locations...........................................30
               (L)      Bank Accounts.......................................30
               (M)      Litigation..........................................30
               (N)      Projections.........................................30
               (O)      Subordinated Debt and Other Indebtedness Notices....31
               (P)      Cost Reports........................................31
               (Q)      Other Information...................................31
               (R)      Corporate Compliance Program........................31
      5.2      Access to Accountants........................................31
      5.3      Inspection...................................................31
      5.4      Collateral Records...........................................31
      5.5      Account Covenants; Verification..............................31
      5.6      Collection of Accounts and Payments..........................33
      5.7      Endorsement..................................................33
      5.8      Corporate Existence..........................................34
      5.9      Payment of Taxes.............................................34
      5.10     Maintenance of Properties; Insurance.........................34
      5.11     Compliance with Laws.........................................34
      5.12     Further Assurances...........................................35
      5.13     Use of Proceeds and Margin Security..........................35
      5.14     Implementation of Electronic Data Backup System..............35
      5.15     Landlord Agreement...........................................35

SECTION 6  FINANCIAL COVENANTS

      6.1      Tangible Net Worth...........................................35
      6.2      Capital Expenditure Limits...................................36
      6.3      Fixed Charge Coverage........................................36
      6.4      Alternative Minimum Adjusted Availability Test...............37



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SECTION 7  NEGATIVE COVENANTS

      7.1      Indebtedness and Liabilities.................................37
      7.2      Guaranties...................................................37
      7.3      Transfers, Liens and Related Matters.........................38
               (A)      Transfers...........................................38
               (B)      Liens...............................................38
               (C)      No Negative Pledges.................................38
               (D)      No Restrictions on Subsidiary Distributions to
                        Borrowers...........................................38
      7.4      Investments and Loans........................................38
      7.5      Restricted Junior Payments...................................38
      7.6      Restriction on Fundamental Changes...........................39
      7.7      Changes Relating to Subordinated Debt........................39
      7.8      Transactions with Affiliates.................................39
      7.9      Environmental Liabilities....................................39
      7.10     Conduct of Business..........................................39
      7.11     Compliance with ERISA........................................39
      7.12     Tax Consolidations...........................................39
      7.13     Subsidiaries.................................................40
      7.14     Fiscal Year..................................................40
      7.15     Press Release; Public Offering Materials.....................40
      7.16     Bank Accounts................................................40
      7.17     Collateral Matters...........................................40

SECTION 8  DEFAULT, RIGHTS AND REMEDIES

      8.1      Event of Default.............................................40
               (A)      Payment.............................................40
               (B)      Default in Other Agreements.........................40
               (C)      Breach of Certain Provisions........................40
               (D)      Breach of Warranty..................................40
               (E)      Other Defaults Under Loan Documents.................41
               (F)      Change in Control...................................41
               (G)      Involuntary Bankruptcy; Appointment of Receiver,
                        etc.................................................41
               (H)      Voluntary Bankruptcy; Appointment of Receiver,
                        etc.................................................41
               (I)      Liens...............................................41
               (J)      Judgment and Attachments............................42
               (K)      Dissolution.........................................42
               (L)      Solvency............................................42
               (M)      Injunction..........................................42
               (N)      Invalidity of Loan Documents........................42
               (O)      Failure of Security.................................42
               (P)      Damage, Strike, Casualty............................42
               (Q)      Licenses and Permits................................42



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               (R)      Medicare/Medicaid...................................43
               (S)      Forfeiture..........................................43
      8.2      Suspension of Revolving Loan Commitment......................43
      8.3      Acceleration.................................................43
      8.4      Remedies.....................................................43
      8.5      Appointment of Attorney-in-Fact..............................44
      8.6      Limitation on Duty of Lender with Respect to Collateral......44
      8.7      Application of Proceeds......................................44
      8.8      Waivers, Non-Exclusive Remedies..............................45

SECTION 9  MISCELLANEOUS

      9.1      Assignments and Participations...............................45
      9.2      Set Off......................................................45
      9.3      Expenses and Attorneys' Fees.................................46
      9.4      Indemnity....................................................46
      9.5      Amendments and Waivers.......................................47
      9.6      Notices......................................................47
      9.7      Survival of Warranties and Certain Agreements................48
      9.8      Indulgence Not Waiver........................................48
      9.9      Marshaling; Payments Set Aside...............................48
      9.10     Entire Agreement.............................................48
      9.11     Independence of Covenants....................................48
      9.12     Severability.................................................49
      9.13     Headings.....................................................49
      9.14     APPLICABLE LAW...............................................49
      9.15     Successors and Assigns.......................................49
      9.16     No Fiduciary Relationship; Limitation of Liabilities.........49
      9.17     CONSENT TO JURISDICTION......................................49
      9.18     WAIVER OF JURY TRIAL.........................................50
      9.19     Construction.................................................50
      9.20     Counterparts; Effectiveness..................................50
      9.21     No Duty......................................................50
      9.22     Confidentiality..............................................50
      9.23     Adequate Disclosure..........................................51





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                                    EXHIBITS

A                 Form of Collateral Report
B                 Form of Compliance Certificate
C                 Form of Reconciliation Report

                                    SCHEDULES

1.1(A)            Other Liens
1.1(B)            Acceptable Group
3.1(A)            List of Closing Documents
4.1(B)            Capitalization of Borrowers
4.6               Trade Names (Present and Past Five Years)
4.7               Location of Principal Place of Business, Books
                  and Records and Collateral
4.10              Tax Audits
4.20              Bank Accounts
4.21              Subsidiaries
4.22              Employee Matters
4.22              Medicare/Medicaid
7.1               Existing Indebtedness
7.8               Affiliate Transactions


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                           LOAN AND SECURITY AGREEMENT


         This LOAN AND SECURITY AGREEMENT is dated as of November 7, 1997 and entered into among INTENSIVA HEALTHCARE CORPORATION, a Delaware corporation ("Parent"), the Subsidiaries of Parent listed on the signature pages hereof and each Additional Borrower (as hereinafter defined) (together with Parent, individually, a "Borrower" and collectively, "Borrowers"), and HELLER FINANCIAL, INC., a Delaware corporation ("Lender" or "Heller"), with offices at 500 West Monroe Street, Chicago, Illinois 60661. All capitalized terms used herein are defined in Section 1 of this Agreement.

         WHEREAS, Borrowers desire that Lender extend a credit facility to provide working capital financing and to provide funds for other general corporate purposes; and

         WHEREAS, Borrowers desire to secure their obligations under the Loan Documents by granting to Lender a security interest in and lien upon certain of Borrowers' property.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers and Lender agree as follows:


                                     SECTION
1  DEFINITIONS

         1.1 Certain Defined Terms. The following terms used in this Agreement shall have the following meanings:

         "Acceptable Group" means, at any time, the Persons listed on Schedule 1.1(B).

         "Accounts" means all present and future rights to payment for services or goods or merchandise sold, accounts, receivables, contract rights, chattel paper, instruments, documents, rights to payment, reimbursement or settlement (including cost report settlements) under Medicare, Medicaid, CHAMPUS, CHAMPVA, other government-sponsored or funded health care programs or insurance or other medical benefit payments assigned to a Borrower by Patient or pursuant to any preferred provider, HMO, capitated payment agreements, or other Borrower-Payor agreements, and General Intangibles relating to each of the foregoing and all guaranties and security therefor, including, without limitation, all of the following: all of each Borrower's accounts receivable, lease receivables, license receivables, all amounts owed to or owned by a Borrower, whether directly, as assignee, by law or otherwise in respect of, arising or resulting from the rendition of medical care or other services or the sale or rental of equipment, supplies or merchandise to Patients, whether or not earned by performance, and all books of account and records in respect of amounts owing to a Borrower by Patients, together with all computer programs, applications, software, and other books and records pertaining to any of the foregoing and all proceeds of the foregoing. In addition, this definition shall include the definition of "accounts" as that term is used in the UCC.




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         "Additional Borrower" means each Subsidiary of Parent that becomes a
Borrower after the Closing Date pursuant to subsection 2.11.

         "Affiliate" means any Person (other than Lender): (a) directly or indirectly controlling, controlled by, or under common control with, a Borrower;
(b) directly or indirectly owning or holding five percent (5%) or more of the total equity interests in a Borrower; or (c) five percent (5%) or more of whose voting stock or other equity interest having ordinary voting power for the election of directors or the power to direct or cause the direction of management is directly or indirectly owned or held by a Borrower; or (d) which has a senior executive officer who is also a senior executive officer of a Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other equity interest, or by contract or otherwise.

         "Agreement" means this Loan and Security Agreement as it may be amended, restated, supplemented or otherwise modified from time to time.

         "Asset Disposition" means the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, of any or all of the assets of a Borrower or any of its Subsidiaries other than sales of Inventory in the ordinary course of business.

         "Availability" means, at any time of determination thereof, the Maximum Revolving Loan Amount minus the aggregate outstanding principal balance of the Revolving Loan.

         "Base Rate" means a variable rate of interest per annum equal to the higher of (a) the rate of interest from time to time published by the Board of Governors of the Federal Reserve System as the "Bank Prime Loan" rate in Federal Reserve Statistical Release H.15(519) entitled "Selected Interest Rates" or any successor publication of the Federal Reserve System reporting the Bank Prime Loan rate or its equivalent, or (b) the Federal Funds Effective Rate. The statistical release generally sets forth a Bank Prime Loan rate for each Business Day. In the event the Board of Governors of the Federal Reserve System ceases to publish a Bank Prime Loan rate or its equivalent, the term "Base Rate" shall mean a variable rate of interest per annum equal to the highest of the "prime rate", "reference rate", "base rate", or other similar rate announced from time to time by any of Bankers Trust Company or The Chase Manhattan Bank or their successors (with the understanding that any such rate may merely be a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by any such bank).

         "Borrowers" has the meaning assigned to that term in the preamble to this Agreement.

         "Borrowing Base" means, as of any date of determination, an amount equal to ninety percent (90%) of the Estimated Insured Value of outstanding Eligible Accounts, less the aggregate Lease Reserve and, subject to the limitations set forth in subsection 2.12, such other reserves as Lender in its reasonable discretion elects to establish. In furtherance of the foregoing and not in limitation


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thereof, Lender shall reserve for all credit balances with respect to Accounts reflected on the books and records of a Borrower and any other credits that Lender is or becomes aware of through any source.

         "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of Illinois, Pennsylvania or Missouri, or is a day on which banking institutions located in any such state are closed, and, with respect to all notices, determinations, fundings and payments in connection with Loans that bear interest at the LIBOR Rate, any day that is a Business Day described above and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank LIBOR market.
 .
         "Capital Expenditures" means all expenditures (including deposits) for, or contracts for expenditures (excluding contracts for expenditures under or with respect to Capital Leases, but including cash down payments for assets acquired under Capital Leases) with respect to any fixed assets or improvements, or for replacements, substitutions or additions thereto, which have a useful life of more than one year, including the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise.

         "Capital Lease" means any lease of any property (whether real, personal or mixed) that, in conformity with GAAP, should be accounted for as a capital lease.

         "Cash Equivalents" means: (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six (6) months from the date of acquisition thereof;
(b) commercial paper maturing no more than six (6) months from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; and (c) certificates of deposit or bankers' acceptances maturing within six (6) months from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000 and not subject to setoff rights in favor of such bank.

         "Closing Date" means November 7, 1997.

         "Collateral" has the meaning assigned to that term in subsection 2.7.

         "Collateral Report" means a report duly executed by an officer of Borrowers appropriately completed and in substantially the form of Exhibit A.

         "Commercial Account" means an Account with respect to which the primary Payor is an insurance company or other commercial entity, but specifically excluding Accounts where the primary Payor is a government agency or natural person.



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         "Compliance Certificate" means a certificate duly executed by the chief executive officer or chief financial officer of Borrowers appropriately completed and in substantially the form of Exhibit B.

         "Corporate Compliance Program" means a compliance program established and implemented by Borrowers to ensure Borrowers' compliance with all Medicare and Medicaid statutes, laws, and regulations applicable to Borrowers' business.

         "Default" means a condition, act or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

         "Default Rate" has the meaning assigned to that term in subsection 2.2(A).

         "EBITDA" means, for any designated Person and for any period, without duplication, the total of the following for such Person and its Subsidiaries on a consolidated basis, each calculated for such period: (1) net income determined in accordance with GAAP; plus, to the extent included in the calculation of net income, (2) the sum of (a) income and franchise taxes paid or accrued; (b) Interest Expenses, net of interest income, paid or accrued; (c) interest paid in kind; (d) amortization and depreciation and (e) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); less, to the extent included in the calculation of net income, (3) the sum of
(a) the income of any other Person other than wholly-owned Subsidiaries of such designated Person in which such designated Person or a wholly owned Subsidiary of such designated Person has an ownership interest except to the extent such income is received by such designated Person or such wholly-owned Subsidiary in a cash distribution during such period; (b) gains or losses from sales or other dispositions of assets (other than inventory in the normal course of business); and (c) extraordinary or non-recurring gains, but not net of extraordinary or non-recurring "cash" losses.

         "Eligible Accounts" has the meaning assigned to that term in subsection 2.1(B).

         "Eligible Unbilled Accounts" means all Accounts that would otherwise qualify as Eligible Accounts under subsection 2.1(B) but for the fact that such Accounts have not yet been billed; provided, however, that the following Accounts shall not be considered an "Eligible Unbilled Account" hereunder: (a) any Account that remains unbilled more than 30 days following the date of the rendering of service to which such Account relates, and (b) any unbilled Account arising from the rendering of service at a facility prior to the time that (i) such facility has been certified as a long-term care hospital as defined in 42 CFR Sections 412.23(e) subject to cost reimbursement as provided in 42 CFR Sections 412.22(e) and (ii) the applicable Borrower is issued a provider number for such facility as a long-term care hospital.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of any Borrower or any ERISA Affiliate or (b) has at any time within the preceding six
(6) years been maintained for the employees of any Borrower or any current or former ERISA Affiliate.


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         "Environmental Claims" means claims, liabilities, investigations, litigation, administrative proceedings, judgments or orders relating to Hazardous Materials.

         "Environmental Laws" means any present or future federal, state or local law, rule, regulation or order relating to pollution, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment.

         "Equipment" means all "equipment" (as defined in the UCC), including, without limitation, all furniture, furnishings, fixtures, machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock, and parts thereof and all additions and accessions thereto and replacements therefor.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

         "ERISA Affiliate", as applied to any Borrower, means any Person who is a member of a group which is under common control with any Borrower, who together with any Borrower is treated as a single employer within the meaning of
Section 414(b) and (c) of the IRC.

         "Estimated Insured Value" means the amount of each Account that Lender (or its agent) determines in its reasonable discretion will be paid by the Payor on such Account, which determination shall be made pursuant to Lender's customary practices and shall be based on historical or expected reimbursement rates for the type or class of goods or services giving rise to such Account. Such amount shall be subject to adjustment from time to time by Lender in its reasonable discretion pursuant to Lender's customary practices and based on changes in such historical or expected reimbursement rates or on any actual or expected change, adjustment or modification to the amount or other terms or conditions of any such Account.

         "Event of Default" means each of the events set forth in subsection
8.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the immediately following Business Day by the Federal Reserve Bank of New York or, if such rate is not published for any Business Day, the average of the quotations for the day of the requested Loan received by Lender from three Federal funds brokers of recognized standing selected by Lender.

         "Fiscal Year" means each twelve month period ending on the last day of December in each year.

         "Fixed Charge Coverage" means, for any period, Operating Cash Flow divided by Fixed Charges.



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         "Fixed Charges" means, for any Person and for any period, and each calculated for such period (without duplication), (a) Interest Expenses paid or accrued by such Person and its Subsidiaries; plus (b) scheduled payments of principal with respect to all Indebtedness of such Person and its Subsidiaries; plus (c) any provision for (to the extent it is greater than zero) income or franchise taxes included in the determination of net income, excluding any provision for deferred taxes; plus (d) Restricted Junior Payments made in cash to the extent permitted under subsection 7.5; plus (e) payment of deferred taxes accrued in any prior period.

         "Funding Date" means the date of each funding of a Loan.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

         "General Intangibles" means general intangibles, and other intangible personal property, including, without limitation, all goodwill, choses in action, causes of action, franchises, corporate and other business records, supplier contracts, confidential information, consulting agreements, engineering contracts, insurance policies (including business interruption insurance), licenses, permits and such other assets which uniquely reflect the goodwill of the business of a Borrower, deposit accounts, letters of credit, and general intangibles relating to other items of Collateral, including without limitation, rights to refunds or indemnification; and proceeds of all of the foregoing, including without limitation, insurance proceeds, including proceeds of business interruption insurance. In addition, this definition shall include the definition of "general intangibles" as defined in the UCC.

         "Government Account" means an Account with respect to which the Payor of the Account is a government agency (including all Accounts arising under Medicare, Medicaid and similar programs) and those Accounts arising under the CHAMPUS or CHAMPVA programs.

         "Hazardous Material" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any Environmental Laws or regulations as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, or toxicity; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls.

         "Indebtedness", as applied to any Person, means without duplication:
(a) all indebtedness for borrowed money; (b) obligations under leases which in accordance with GAAP constitute Capital Leases; (c) notes payable and drafts accepted representing extensions of credit whether or not


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



representing obligations for borrowed money; (d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six months from the date the obligation is incurred or is evidenced by a note or similar written instrument; (e) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non recourse to the credit of that Person; (f) obligations in respect of letters of credit; and (g) any advances under any factoring arrangement.

         "Intangible Assets" means all intangible assets (determined in conformity with GAAP) including, without limitation, goodwill, intellectual property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income and restricted funds.

         "Intellectual Property" means all of each Borrower's present and future designs, patents, patent rights and applications therefor, trademarks and registrations or applications therefor, trade names, inventions, copyrights and all applications and registrations therefor, software or computer programs, license rights, trade secrets, methods, processes, know-how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, whether now owned or hereafter acquired, all goodwill associated with any of the foregoing and proceeds of all of the foregoing, including, without limitation, proceeds of insurance policies thereon.

         "Interest Expenses" means, without duplication, for any Person and for any period, the following, for such Person and its Subsidiaries each calculated for such period: interest expenses deducted in the determination of net income (excluding (i) the amortization of fees and costs with respect to the transactions contemplated by this Agreement which have been capitalized as transaction costs in accordance with the provisions of subsection 1.2; and (ii) interest paid in kind).

         "Interest Rate" means either the Regular Rate or the LIBOR Rate determined pursuant to subsection 2.2(A).

         "Inventory" means all "inventory" (as defined in the UCC), including, without limitation, finished goods, raw materials, work in process, and other materials and supplies used or consumed in a Person's business, and goods which are returned or repossessed.

         "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

         "Lease Reserve" means, for each leased facility of each Borrower where any Collateral or any records relating to Collateral is located and as to which Borrowers have not delivered to Lender a landlord agreement reasonably satisfactory to Lender, a reserve in an amount equal to one months rent owing under the lease for such facility.

         "Lender" means Heller Financial, Inc. together with its successors and permitted assigns pursuant to subsection 9.1.

         "Lender's Account" means ABA No. 0710-0001-3, Account No. 59-29792 at First National Bank of Chicago, One First National Plaza, Chicago, IL 60670,
Reference: Heller Business Credit for the benefit of Intensiva HealthCare Corporation.

         "Liabilities" shall have the meaning given that term in accordance with GAAP and shall include Indebtedness.

         "LIBOR" means, a rate of interest equal to:

         (a) the rate of interest determined by Lender at which deposits in Dollars for a thirty (30) day interest period are offered based on information presented on the Reuters Screen LIBOR Page as of 11:00 A.M. (London time) on the day which is two (2) Business Days prior to such interest period; provided that if at least two such offered rates appear on the Reuters Screen LIBOR Page in respect of such interest period, the arithmetic mean of all such rates (as determined by Lender) will be the rate used; provided further that if Reuters ceases to provide LIBOR quotations, such rate shall be the average rate of interest determined by Lender at which deposits in Dollars are offered for the relevant thirty (30) day interest period by Bankers Trust Company or The Chase Manhattan Bank, or their successors, to prime banks in the London interbank market as of 11:00 A.M. (London time) on the applicable interest rate determination date, divided by

         (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such thirty
(30) day interest period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System;

(such rate to be adjusted to the nearest one sixteenth of one percent (1/16 of 1%) or, if there is not a nearest one sixteenth of one percent (1/16 of 1%), to the next higher one sixteenth of one percent (1/16 of 1%).

         "LIBOR Rate" has the meaning assigned to that term in subsection
2.2(A).

         "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary, (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

         "Loan" or "Loans" means an advance or advances under the Revolving Loan Commitment.

         "Loan Documents" means this Agreement, the Pledge Agreement and all other instruments, documents and agreements executed by or on behalf of any Borrower and delivered concurrently herewith or at any time hereafter to or for Lender in connection with the Loans and other transactions contemplated by this Agreement, all as amended, restated, supplemented or modified from time to time.

         "Loan Year" means each period of twelve (12) consecutive months commencing on the Closing Date and on each anniversary thereof.

         "Material Adverse Effect" means a material adverse effect upon (a) the business, operations, prospects, properties, assets or condition (financial or otherwise) of Borrowers taken as a whole or (b) the ability of Borrowers to perform their obligations under any Loan Document or of Lender to enforce or collect any of the Obligations.

         "Maximum Revolving Loan Amount" means, as of any date of determination, the lesser of (a) the Revolving Loan Commitment, less the aggregate Lease Reserve and, subject to the limitations set forth in subsection 2.12, such other reserves as Lender in its reasonable discretion elects to establish and (b) the Borrowing Base.

         "Net Worth" means, as of any date, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) calculated in conformity with GAAP.

         "Notice of Borrowing" has the meaning assigned to that term in subsection 2.1(C).

         "Notice of Election" has the meaning assigned to that term in subsection 2.2(A).

         "Obligations" means all obligations, liabilities and indebtedness of every nature of each Borrower from time to time owed to Lender under the Loan Documents including the principal amount of all debts, claims and indebtedness (whether incurred before or after the Termination Date), accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable including, without limitation, all interest, fees, costs and expenses accrued or incurred after the filing of any petition under any bankruptcy or insolvency law.

         "Operating Cash Flow" means, for any period, (a) EBITDA; less (b) Capital Expenditures.

         "Patient" means the natural person to whom a Borrower has rendered services or sold or rented supplies, equipment or merchandise.

         "Payor" means any person who bears a responsibility or obligation to pay part or all of a an Account, whether such responsibility or obligation is absolute or conditional and shall include insurance companies, government agencies and natural persons.

         "Permitted Encumbrances" means the following types of Liens: (a) Liens (other than Liens relating to Environmental Claims or ERISA) for taxes, assessments or other governmental charges not yet due and payable; (b) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent, provided, that the foregoing items in this clause (b) may be more than thirty (30) days delinquent so long as (i) such items are being contested in good faith and by appropriate proceedings, (ii) enforcement of such Liens is effectively stayed, (iii) adequate reserves have been established and maintained, and (iv) such Liens, in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (d) easements, rights-of-way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any Borrower; (e) Liens for purchase money obligations and under Capital Leases, provided that (i) the purchase or lease of the asset subject to any such Lien is permitted under subsection 6.2, (ii) the Indebtedness secured by any such Lien is permitted under subsection 7.1, and
(iii) such Lien encumbers only the asset so purchased or leased; (f) Liens in favor of Lender; and (g) Liens set forth on Schedule 1.1(A).

         "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         "Pledge Agreement" means each stock pledge agreement to be executed and delivered by Parent in favor of Lender, in form and substance satisfactory to Lender.

         "Projections" means Borrowers' forecasted consolidated and consolidating: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a division by division and Subsidiary by Subsidiary basis and otherwise consistent with Borrowers' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

         "Reconciliation Report" means a report duly executed by the chief executive officer or chief financial officer of Borrowers appropriately completed and substantially in the form of Exhibit C.

         "Regular Rate" has the meaning assigned to that term in subsection 2.2(A).

         "Restricted Junior Payment" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of a Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely with shares of the class of stock on which such dividend is declared; (b) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Subordinated Debt or any shares of any class of stock of a Borrower or any of its Subsidiaries now or hereafter outstanding, or the issuance of a notice of an intention to do any of the foregoing; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of a Borrower or any of its Subsidiaries now or hereafter outstanding; and (d) any payment by a Borrower or any of its Subsidiaries of any management, consulting or similar fees to any Affiliate, whether pursuant to a management agreement or otherwise.

         "Revolving Advance" means each advance made by Lender pursuant to subsection 2.1(A).

         "Revolving Loan" means the outstanding balance of all Revolving Advances and any amounts added to the principal balance of the Revolving Loan pursuant to this Agreement.

         "Revolving Loan Commitment" means the commitment of Lender to make Revolving Advances in the aggregate not to exceed at anytime $10,000,000; provided, however, that subject to the Borrowers' payment of the activation fee required under subsection 2.3(A), Borrowers shall have the right, by written notice (which notice shall be delivered not less than five (5) days prior to the effective date of the requested increase) to Lender, to increase the Revolving Loan Commitment to $20,000,000 so long as no Default or Event of Default shall be in existence. Prior to such increase, the first $10,000,000 of the Revolving Loan Commitment is referred to herein as the "Activated Portion of the Revolving Loan Commitment," and the second $10,000,000 of the Revolving Loan Commitment is referred to herein as the "Unactivated Portion of the Revolving Loan Commitment." After such increase, the entire amount of the Revolving Loan Commitment is referred to herein as the Activated Portion of the Revolving Loan Commitment.

         "Subordinated Debt" means all Indebtedness of Borrowers that is subordinated in right of payment to the Obligations on terms reasonably satisfactory to Lender.

         "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof.

         "Tangible Net Worth" of any Person means an amount equal to: (a) Net Worth of such Person; less (b) Intangible Assets of such Person; less (c) prepaid expenses of any Person; less (d) all obligations owed to such Person or any of its Subsidiaries by any Affiliate of such Person or any of its Subsidiaries; and less (e) all loans by such Person to its officers, stockholders, Subsidiaries or employees.

         "Termination Date" means the date this Agreement is terminated as set forth in subsection 2.5.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Illinois, as amended from time to time, and any successor statute.

         1.2 Accounting Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Lender pursuant to subsection 5.1 shall be prepared in accordance with GAAP (as in effect at the time of such preparation) on a consistent basis. In the event any "Accounting Changes" (as defined below) shall occur and such changes affect financial covenants, standards or terms in this Agreement, then Borrowers and Lender agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrowers shall be the same after such Accounting Changes as if such Accounting Changes had not been made, and until such time as such an amendment shall have been executed and delivered by Borrowers and Lender, (A) all financial covenants, standards and terms in this Agreement shall be calculated and/or construed as if such Accounting Changes had not been made, and (B) Borrowers shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means: (a) changes in accounting principles required by GAAP and implemented by Borrowers; and (b) changes in accounting principles recommended by Borrowers' certified public accountants.

         1.3 Other Definitional Provisions. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, words importing any gender include the other genders; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.


                         SECTION 2 LOANS AND COLLATERAL

         2.1      Loans.

                  (A) Revolving Loan. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers set forth herein and in the other Loan Documents, Lender agrees to lend to Borrowers from time to time an aggregate amount not to exceed at any time the Maximum Revolving Loan Amount. Amounts borrowed under this subsection 2.1(A) may be repaid and reborrowed at any time prior to the earlier of (i) the termination of the Revolving Loan Commitment pursuant to subsection 8.3 or (ii) the Termination Date. Lender shall have no obligation to make a Revolving Advance to the extent any requested advance would cause the Revolving Loan (after giving effect to any immediate application of the proceeds thereof) to exceed the Maximum Revolving Loan Amount.

                  (B)      Eligible Accounts.

         "Eligible Accounts" means, as at any date of determination, the aggregate of all Accounts that Lender, in its reasonable judgment, deems to be eligible for borrowing purposes. Without limiting the generality of the foregoing, unless otherwise agreed by Lender, the following Accounts are not Eligible Accounts:

                           (1) Accounts that are not Commercial Accounts or Government Accounts;

                           (2) Accounts outstanding more than one hundred twenty
         (120) days from the billing date of such Accounts;

                           (3) Accounts for which the Payor is located outside the United States;

                           (4) Accounts for which Lender has notified Borrowers that the Payor does not have satisfactory credit or financial standing (as determined in the reasonable discretion of Lender);

                           (5) Accounts in which Lender does not have a valid, first priority and fully perfected security interest;

                           (6) Accounts subject to any Lien except those in favor of Lender;

                           (7) Accounts (other than Eligible Unbilled Accounts) that have not yet been billed;

                           (8) Accounts with respect to which Payor is a Person to whom a Borrower is indebted, provided, however, that such Accounts shall only be ineligible as to that portion of the Accounts which is less than or equal to the amount owed by such Borrower to such Person;

                           (9) Accounts for which the Payor is an Affiliate of a Borrower;

                           (10) Accounts for which the Payor notification letters required pursuant to subsection 3.1 have not been sent;

                           (11) Accounts due from one commercial Payor if fifty percent (50%) or more of the aggregate Accounts due from such commercial Payor are outstanding more than 120 days from the billing date;

                           (12) That part of Accounts consisting of cost report and other settlements due to a Borrower from government agencies, regardless of whether such amounts are the result of interim or final cost reports; and

                           (13) Accounts evidenced by an "instrument" or "chattel paper" as defined in the UCC not in the possession of Lender.

                  (C) Borrowing Mechanics. On any day when Borrowers desire to borrow under this subsection 2.1, Borrowers shall give Lender telephonic notice of the proposed borrowing by 11:00 a.m. (Chicago time) on the Funding Date, which notice (a "Notice of Borrowing") shall also specify the proposed Funding Date (which shall be a Business Day). Lender shall not incur any liability to Borrowers for acting upon any telephonic notice Lender believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrowers or for otherwise acting in good faith under this subsection 2.1(C). Lender will not make any advance pursuant to any telephonic notice unless Lender has also received the most recent Collateral Report and all other documents required under subsection 5.1(E) by 11:00 a.m. (Chicago time). Each advance made to Borrowers under the Revolving Loan shall be deposited by wire transfer in immediately available funds in such account as Borrowers may from time to time designate to Lender in writing. Unless payment is otherwise timely made by Borrowers, the becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, accrued interest and fees shall be deemed irrevocably to be a request by Borrowers for a Revolving Loan on the due date of, and in the amount required to pay, such principal, accrued interest and fees, and the proceeds of each such Revolving Loan if made by Lender shall be disbursed by Lender by way of direct payment of the relevant obligation.

         (D) Evidence of Revolving Loan Obligations. Each Revolving Advance shall be evidenced by this Agreement and notations made from time to time by Lender in its books and records, including computer records. Lender's books and records shall constitute presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Failure by the Lender to make any such notation or record shall not affect the obligations of Borrowers to Lender with respect to the Revolving Loans.

         2.2      Interest

                  (A) Rate of Interest. The Loans and all other Obligations shall bear interest from the date such Loans are made or such other Obligations become due to the date paid at a rate per annum equal to either (i) the Base Rate plus one-quarter of one percent (0.25%) (the "Regular Rate"), or (ii) LIBOR plus two and one-half percent (2.50%) (the "LIBOR Rate"), as selected by Borrowers in accordance with the provisions hereof; provided, however, that if at any time the LIBOR Rate is incapable of determination, then the Loans and all other Obligations shall bear interest at the Regular

Rate. The Loans and all other Obligations initially shall bear interest at the Regular Rate, provided that Borrowers may at any time after the Closing Date convert the Interest Rate to a rate based on the LIBOR Rate as set forth above by delivering to Lender not less than two (2) Business Days prior written notice (a "Notice of Election"). At any time that Borrowers elect for the Loans and the other Obligations to bear interest at the LIBOR Rate, such Interest Rate shall remain fixed during the period commencing on the date that such LIBOR Rate is to be effective (as set forth in the Notice of Election) through and including the date which is thirty (30) days after the date that such LIBOR Rate is to be effective. Thereafter, the Loans and the other Obligations shall bear interest at the Regular Rate unless Borrowers elect that the Loans and the other Obligations shall bear interest at the LIBOR Rate by properly delivering a Notice of Election. Each Interest Rate election shall be applicable to all outstanding Loans and other Obligations.

         After the occurrence and during the continuance of an Event of Default, at Lender's option, the Loans and all other Obligations shall bear interest at a rate per annum equal to two percent (2%) plus the applicable Interest Rate (the "Default Rate").

                  (B) Computation and Payment of Interest. Interest on the Loans and all other Obligations shall be computed on the daily principal balance on the basis of a 360 day year for the actual number of days elapsed in the period during which it accrues and shall be payable monthly in arrears on the first day of each month, on the date of any prepayment of Loans, and at maturity, whether by acceleration or otherwise. Any publicly announced change in the Base Rate shall result in an adjustment to the Regular Rate on the day such change takes effect. The LIBOR Rate shall remain fixed during the period commencing on the date that such LIBOR Rate is to be effective (as set forth in the Notice of Election) through and including the date which is thirty (30) days after the date that such LIBOR Rate is to be effective. Thereafter, the Loans and the other Obligations shall bear interest at the Regular Rate unless Borrowers elect that the Loans and the other Obligations shall bear interest at the LIBOR Rate by properly delivering a Notice of Election. Each Interest Rate election shall be applicable to all outstanding Loans and other Obligations. In computing interest on any Loan, the date of funding of the Loan shall be included; and the date of payment of such Loan shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

                  (C) Interest Laws. Notwithstanding any provision to the contrary contained in this Agreement or any other Loan Document, Borrowers shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by applicable law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Agreement or in any other Loan Document, then in such event: (1) the provisions of this subsection shall govern and control; (2) no Borrower shall be obligated to pay any Excess Interest; (3) any Excess Interest that Lender may have received hereunder shall be, at Lender's option, (a) applied as a credit against the outstanding principal balance of the Obligations or accrued and unpaid interest (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (5) no Borrower shall have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall remain at the Maximum Rate until Lender shall have received the amount of interest which Lender would have received during such period on such Obligations had the rate of interest not been limited to the Maximum Rate during such period.

         2.3      Fees.

                  (A) Closing Fee and Activation Fee. Borrowers shall pay to Lender on the Closing Date a closing fee in the amount of $75,000; upon an increase in the amount of the Revolving Loan Commitment as provided in the definition thereof, Borrowers shall pay to Lender an activation fee in the amount of $75,000.

                  (B) Unused Line Fees. Borrowers shall pay to Lender (i) a fee in an amount equal to the Activated Portion of the Revolving Loan Commitment less the average daily balance of the Revolving Loan during the preceding month multiplied by one-half percent (0.50%) per annum, such fee to be calculated on the basis of a 360 day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of the first month following the Closing Date and the first day of each month thereafter, and (ii) a monthly fee of $1,041.67 until such time as the Revolving Loan Commitment is increased from $10,000,000 to $20,000,000 in accordance with the terms of this Agreement, such fee to be payable monthly in arrears on the first day of the first month following the Closing Date and the first day of each month thereafter.

                  (B) Prepayment Fees. If Borrowers voluntarily prepay the Obligations prior to the Termination Date (other than voluntary prepayments of the Revolving Loan which do not terminate the Revolving Loan Commitment and other than a voluntary prepayment of the Revolving Loan and termination of the Revolving Loan Commitment within sixty (60) days following the date on which Lender makes a demand for payment under subsection 2.8 or 2.9(B)), Borrowers at the time of prepayment shall pay to Lender, as compensation for the costs of being prepared to make funds available to Borrowers under this Agreement, and not as a penalty, an amount determined by multiplying the percentage set forth below by the amount of the Revolving Loan Commitment: two percent (2.00%) upon a prepayment during the first Loan Year; and one percent (1.00%) upon a prepayment during the second Loan Year. Notwithstanding the foregoing, Borrower may at any time prepay the Loans in full and terminate this Agreement, in accordance with subsection 2.4(C) hereof, and shall not be obligated to pay the prepayment fee referred to in the immediately preceding sentence as a result of such prepayment if at the time of such prepayment Borrowers and Heller have not entered into an amendment to this Agreement, amending the definition of "Eligible Unbilled Accounts."

                  (C) Collateral Management Fee. Borrowers shall pay to Lender, without demand, in addition to any interest and other fees due under this Agreement, an aggregate collateral management fee at the rate of $24,000 per annum. Said fee shall be payable monthly in arrears on the first day of each month, commencing on the first day of the month following the Closing Date, and on the Termination Date, except that the amount of the collateral management fee payable on the Termination Date in respect of the month in which the Termination Date occurs shall be pro rated based on the number of days that this Agreement is in effect during such final month.

                  (D) Audit Fees. Borrowers agree to pay Lender an audit fee equal to $750 per auditor per day or any portion thereof (excluding all full days spent by Lender traveling to or from Borrowers' locations), together with out-of-pocket expenses.

                  (E) Other Fees and Expenses. Borrowers shall pay to Lender, for its own account, all charges for returned items and all other bank charges incurred by Lender, as well as Lender's standard wire transfer charges for each wire transfer made under this Agreement.

         2.4      Payments and Prepayments.

                  (A) Manner and Time of Payment. In its sole discretion, Lender may charge interest and other amounts payable hereunder to the Revolving Loan, all as set forth on Lender's books and records. If Lender elects to bill Borrowers for any amount due hereunder, such amount shall be immediately due and payable with interest thereon as provided herein. All payments made by Borrowers with respect to the Obligations shall be made without deduction, defense, setoff or counterclaim. All payments to Lender hereunder shall, unless otherwise directed by Lender, be made in accordance with subsection 5.6. Proceeds remitted to Lender's Account shall be credited to the Obligations on the Business Day such proceeds were received, provided, however, for the purpose of calculating interest on the Obligations, such funds shall be deemed received on the first Business Day thereafter.

                  (B) Mandatory Prepayment. At any time that the Revolving Loan exceeds the Maximum Revolving Loan Amount, Borrowers shall immediately repay the Revolving Loan to the extent necessary to reduce the principal balance to an amount that is equal to or less than the Maximum Revolving Loan Amount.

                  (C) Voluntary Prepayments and Repayments. Borrowers' Obligations may only be prepaid or repaid in full and not in part. Borrowers may, at any time, upon not less than three (3) Business Days' prior written notice to Lender, terminate the Revolving Loan Commitment.

                  (D) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest or fees due hereunder.

         2.5 Term of this Agreement. This Agreement shall be effective until October 31, 2000 (the "Termination Date"). The Revolving Loan Commitment shall (unless earlier terminated) terminate upon the earlier of (i) the occurrence of an event specified in subsection 8.3 or (ii) the Termination Date. Upon termination in accordance with subsection 8.3 or on the Termination Date, all Obligations shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all Obligations have been fully paid and satisfied, Lender shall be entitled to retain security interests in and liens upon all Collateral, and even after payment of all Obligations hereunder, Borrowers' obligation to indemnify Lender in accordance with the terms hereof shall continue.

         2.6 Statements. Lender shall render a monthly statement of account to Borrowers within twenty (20) days after the end of each month. Such statement of account shall constitute an account stated unless Borrowers make written objection thereto within thirty (30) days from the date such statement is mailed to Borrowers. Borrowers promise to pay all of the Obligations as such amounts become due or are declared due pursuant to the terms of this Agreement.

         2.7 Grant of Security Interest. To secure the payment and performance of the Obligations, including all renewals, extensions, restructurings and refinancings of any or all of the Obligations, each Borrower hereby grants to Lender a continuing security interest, lien and mortgage in and to all right, title and interest of such Borrower in the following property of such Borrower, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"): (A) Accounts; (B) Inventory, (C) General Intangibles; (D) instruments (as defined in the UCC); (E) proceeds of Loans made hereunder; (F) documents (as defined in the
UCC) or other receipts covering, evidencing, or representing goods; (G) investment property (as defined in the UCC); (H) chattel paper (as defined in the UCC); (I) fixtures (as defined in the UCC); (J) Equipment (other than leased Equipment); (K) Intellectual Property; (L) monies, securities and other property now or hereafter held or received by, or in transit to Lender from or for such Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of such Borrower's deposits and credit balances in Lender's possession; (M) all deposit accounts of such Borrower maintained with any bank or financial institution; (N) all cash and other monies and property of Borrower in the possession or under the control of Lender or any participant; (O) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon; and (P) proceeds of all or any of the property described above, including, without limitation, the proceeds of any insurance policies covering any of the above described property. Notwithstanding the foregoing, the Collateral shall not include any computer software that is licensed to a Borrower if the license of such software prohibits the granting of a security interest therein. Recourse to the collateral security herein provided shall not be required, and Borrower shall at all times herein remain liable for the payment and performance of all of the Obligations as provided herein.

         2.8 Capital Adequacy and Other Adjustments. In the event Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by Lender or any corporation controlling Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by Lender or any corporation controlling Lender and thereby reducing the rate of return on Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time within fifteen (15) days after notice and demand from Lender (together with the certificate referred to in the next sentence) pay to Lender additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by Lender to Borrowers shall, absent manifest error, be presumptively correct and binding for all purposes.

         2.9      Taxes.

                  (A) No Deductions. Any and all payments or reimbursements made hereunder shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto; excluding, however, the following: taxes imposed on the net income of Lender by the jurisdiction under the laws of which Lender is organized or doing business or any political subdivision thereof and taxes imposed on its net income by the jurisdiction of Lender's applicable lending office or any political subdivision thereof (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto excluding such taxes imposed on net income, herein "Tax Liabilities"). If Borrowers shall be required by law to deduct any such Tax Liabilities from or in respect of any sum payable hereunder to Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, Lender receives an amount equal to the sum it would have received had no such deductions been made.

                  (B) Changes in Tax Laws. In the event that, subsequent to the Closing Date, (i) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (iii) compliance by Lender with any request or directive (whether or not having the force of law) from any governmental authority, agency or instrumentality:

                      (1) does or shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made hereunder, or change the basis of taxation of payments to Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or changes in the rate of tax on the overall net income of Lender); or

                      (2) does or shall impose on Lender any other condition or increased cost in connection with the transactions contemplated hereby or participations herein; and the result of any of the foregoing is to increase the cost to Lender of making or continuing any Loan hereunder, or to reduce any amount receivable hereunder, then, in any such case, Borrowers shall promptly pay to Lender, upon its demand, any additional amounts necessary to compensate Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Lender with respect to this Agreement or the other Loan Documents. If Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrowers of the event by reason of which Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lender to Borrowers shall, absent manifest error, be presumptively correct and binding for all purposes.

         2.10     Joint and Several Obligations.

                  (A) All of the Obligations shall be the joint and several obligation of Parent and the other Borrowers. The Obligations of each Borrower hereunder shall not be released, discharged or otherwise affected by:

                      (1) any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation of any other Borrower or the Collateral therefor under this Agreement or the other Loan Documents;

                      (2) any modification or amendment of or supplement to this Agreement or the other Loan Documents;

                      (3) any change in the corporate or partnership existence, structure or ownership of any other Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Borrower or its Collateral or its assets;

                      (4) the existence of any claim, set-off or other rights that such Borrower may have at any time against any other Borrower, Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                      (5) any invalidity or unenforceability relating to or against any Borrower for any reason of any provision or all of this Agreement or the other Loan Documents, or any provision of applicable law or regulation purporting to prohibit the payment by any Borrower of any amount payable by it under this Agreement or the other Loan Documents; or

                      (6) any other act or omission to act or delay of any kind by any Borrower, Lender or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of such Borrower's obligations under this Agreement or the other Loan Documents.

                  (B) Each Borrower's Obligations under this subsection 2.10 shall remain in full force and effect until all Obligations shall have been paid in full and this Agreement and the other Loan Documents shall have terminated in accordance with their terms. If at any time any payment of any amount payable by any Borrower under this Agreement or the other Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Borrower or otherwise, each Borrower's Obligations under this subsection 2.10 with respect to such payment shall be revived and continued in full force and effect.

                  (C) In the event that the demand for payment of any amount payable by any Borrower under this Agreement or the other Loan Documents is stayed upon the insolvency, bankruptcy or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents shall nonetheless be payable by each Borrower hereunder forthwith upon demand by Lender.

                  (D) Each Borrower hereby irrevocably waives and releases each other Borrower from all "claims" (as defined in Section 101(4) of the Bankruptcy
Code) to which such Borrower is or would be entitled by virtue of the guaranty of the Obligations of any other Borrower or the performance of such Borrower's obligations under this subsection 2.10, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or other similar right, or indemnity, or any right of recourse to security for any of the Obligations.

         2.11 Additional Borrowers. Subsidiaries of Parent formed or acquired after the Closing Date may, upon the request of Parent and with the consent of Lender (which may be granted or withheld in Lender's sole and absolute discretion), become Borrowers hereunder, subject to the satisfaction of the following:

                  (A) Borrowers and such Subsidiary shall deliver to Lender duly executed amendments to this Agreement and the Pledge Agreements and such other documents as Lender shall reasonably request, each in form and substance reasonably satisfactory to Lender, evidencing that such Subsidiary is a Borrower hereunder, that such Subsidiary has granted to Lender a first priority, perfected security interest in its Collateral as security for the Obligations and that all of the issued and outstanding stock of such Subsidiary is pledged to Lender as security for the Obligations;

                  (B) Lender shall have received favorable lien search reports with respect to such Subsidiary;

                  (C) Borrowers and such Subsidiary shall deliver to Lender duly executed financing statements, in form and substance reasonably satisfactory to Lender, with respect to such Subsidiary;

                  (D) Borrowers shall deliver to Lender duly executed notification letters, in form and substance reasonably satisfactory to Lender, with respect to each Payor on Accounts of such Subsidiary;

                  (E) Borrowers shall deliver to Lender certified copies of such Subsidiary's articles of incorporation, bylaws and board of director resolutions approving such Subsidiary's becoming a Borrower and consummating the transactions contemplated hereby, together with a certificate of existence from the Secretary of State of the jurisdiction of such Subsidiary's incorporation;

                  (F) Borrowers shall deliver to Lender a duly executed telephone instruction letter, in form and substance reasonably satisfactory to Lender, with respect to such Subsidiary;

                  (G) No Default or Event of Default shall be in existence or shall be created by such Subsidiary's becoming a Borrower hereunder; and

                  (H) Borrowers and such Subsidiary shall deliver to Lender such other documents as Lender shall reasonably request.

         The inclusion of any Additional Borrower's Accounts in its Borrowing Base shall be subject to Lender's audit and due diligence with respect to such Accounts.

         2.12 Limitation on Reserves. The right of Lender to establish reserves in connection with the computation of the Borrowing Base or the Maximum Revolving Loan Amount is subject to the following limitations: (a) Lender shall have a reasonable basis for establishing and setting the amount of any such reserve, (b) such reserves shall be based on Lender's customary credit and collateral criteria and (c) the establishment of any such reserve shall be based on facts or circumstances applicable to a Borrower or the Collateral.


                          SECTION 3 CONDITIONS TO LOANS

         3.1 Conditions to Loans. The obligations of Lender to make Loans on the Closing Date and on each Funding Date are subject to satisfaction of all of the conditions set forth below.

                  (A) Closing Deliveries. Lender shall have received, in form and substance satisfactory to Lender, all documents, instruments and information identified on Schedule 3.1(A) and all other agreements, notes, certificates, orders, authorizations, financing statements, mortgages and other documents which Lender may at any time reasonably request.

                  (B) Security Interests. Lender shall have received satisfactory evidence that all security interests and liens granted to Lender, pursuant to this Agreement or the other Loan Documents have been duly perfected and constitute first priority liens on the Collateral, subject only to Permitted Encumbrances.

                  (C) Closing Date Availability. After giving effect to the consummation of the transactions contemplated hereunder on the Closing Date and the payment by Borrowers of all costs, fees and expenses relating thereto, Availability on the Closing Date shall be at least $5,000,000.

                  (D) Representations and Warranties. The representations and warranties contained herein and in the Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made by Borrowers to Lender after the Closing Date and approved by Lender.

                  (E) Fees. Borrowers shall have paid the fees payable on the Closing Date referred to in subsection 2.3.

                  (F) No Default. No event shall have occurred and be continuing or would result from the consummation of the requested borrowing that would constitute an Event of Default or a Default.

                  (G) Performance of Agreements. Each Borrower shall have performed in all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or before that Funding Date.

                  (H) No Prohibition. No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain Lender from making any Loans.

                  (I) No Litigation. There shall not be pending or, to the knowledge of Borrowers, threatened, any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration by, against or affecting any Borrower or any property of any Borrower that has not been disclosed by Borrowers in writing, and there shall have occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration that, in the opinion of Lender, would reasonably be expected to have a Material Adverse Effect.

                  (J) Payor Notification Letters. Borrowers shall have delivered to Lender duly executed letters to each of its insurance company Payors, in form and substance reasonably satisfactory to Lender, notifying such Payors of Lender's security interest in the Collateral and directing such Payors to make payments to a lockbox established pursuant to subsection 5.6(A).

                  (K) Evidence of Insurance. Lender shall have received from Borrowers evidence of the insurance policies required to be maintained by Borrowers pursuant to subsection 5.10 hereof, with the appropriate endorsements naming Lender as loss payee, in each case, in form and substance satisfactory to Lender.

                  (L) Solvency Certificate. Lender shall have received a certificate from the chief financial officer of Parent, on behalf of the Borrowers, in form and substance reasonably satisfactory to Lender, to the effect that Parent and each other Borrower is, as of the Closing Date, solvent (as represented by Borrowers in subsection 4.16).

               SECTION 4 BORROWERS' REPRESENTATIONS AND WARRANTIES

         To induce Lender to enter into this Agreement, and to make Loans, Borrowers represent and warrant to Lender that the following statements are and will be true, correct and complete:

         4.1      Organization, Powers, Capitalization.

                  (A) Organization and Powers. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and qualified to do business in all states where such qualification is required except where failure to be so qualified could not be reasonably expected to have a Material Adverse Effect. Each Borrower has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into each Loan Document.

                  (B) Capitalization. The authorized capital stock of each Borrower is as set forth on Schedule 4.1(B). All issued and outstanding shares of capital stock of each Borrower are duly authorized and validly issued, fully paid and nonassessable, and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. All of the outstanding capital stock of each Subsidiary of Parent is owned by Parent, and the number of shares of outstanding stock of each of Parent's Subsidiaries is set forth on Schedule 4.1(B). There are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any of Parent's Subsidiaries of any shares of capital stock or other securities of any such entity.

         4.2 Authorization of Borrowing, No Conflict. Each Borrower has the corporate power and authority to incur the Obligations and to grant security interests in the Collateral. On the Closing Date, the execution, delivery and performance of the Loan Documents by each Borrower signatory thereto will have been duly authorized by all necessary corporate and shareholder action. The execution, delivery and performance by each Borrower of each Loan Document to which it is a party and the consummation of the transactions contemplated by this Agreement and the other Loan Documents by each Borrower do not contravene and will not be in contravention of any applicable law, the corporate charter or bylaws of any Borrower or any agreement or order by which any Borrower or any Borrower's property is bound. This Agreement is, and the other Loan Documents, when executed and delivered will be, the legally valid and binding obligations of the applicable Borrower respectively, each enforceable against the Borrower, as applicable, in accordance with their respective terms.

         4.3 Financial Condition. All financial statements concerning Parent and its Subsidiaries which have been or will hereafter be furnished by Borrowers to Lender pursuant to this Agreement have been or will be prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and do or will present fairly the financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended. The Projections delivered and to be delivered have been and will be prepared by Borrowers in light of the past operations of the business of Parent and its Subsidiaries, and such

Projections represent and will represent the good faith estimate of Borrowers and their senior management concerning the most probable course of its business as of the date such Projections are prepared and delivered.

         4.4 Indebtedness and Liabilities. As of the Closing Date, Borrowers do not have (a) any Indebtedness except as set forth on Schedule 7.1; or (b) any Liabilities other than as reflected on the most recent financial statements delivered to Lender or as incurred in the ordinary course of business following the date of the most recent financial statements delivered to Lender.

         4.5 Account Warranties. Borrowers represent, warrant and covenant as to each Account that:

                  (A) At the time of its creation, the Account is a valid, bona fide account, representing to the best of Borrowers' knowledge an undisputed indebtedness incurred by the named Payor for services rendered; there are no setoffs, offsets or counterclaims, genuine or otherwise, against the Account; the Account does not represent a sale to an Affiliate; no agreement exists permitting any deduction or discount (other than the discount stated on the invoice); the applicable Borrower is the lawful owner of the Account and has the right to grant to Lender a security interest in the same; the Account is free of all security interests, liens and encumbrances other than those in favor of Lender, and the Account is due and payable in accordance with its terms;

                  (B) On or after the Closing Date, no payments have been or shall be made thereon except payments immediately delivered to Lender pursuant to this Agreement;

                  (C) To Borrowers' knowledge, there are no facts, events or occurrences not previously disclosed to Lender which in any way impair the validity, collection or enforcement thereof or reduce the amount payable thereunder;

                  (D) The Account information furnished to Lender by Borrowers is true, accurate and complete; Borrowers have verified existing coverage for all Accounts with the applicable Payor and has complied with all verification procedures required by Lender; the services performed or merchandise sold was covered by the existing coverage for each Account; and the benefits under the policy of insurance covering each Commercial Account were assignable, said benefits have been assigned to the applicable Borrower;

                  (E) Each Borrower is in full compliance with all federal, state and municipal laws and regulations relating to the Account, and each Borrower has made and will make all necessary disclosures, required by law, to Patients and the Payors, as applicable and/or necessary, regarding this Agreement.

         4.6 Names. Schedule 4.6 sets forth all names, trade names, fictitious names and business names under which each Borrower currently conducts business or has at any time during the past five years conducted business.

         4.7 Locations; FEIN. Schedule 4.7 sets forth the location of each Borrower's principal place of business, the location of each Borrower's books and records, the location of all other offices of each Borrower and all Collateral locations, and such locations are Borrowers' sole locations for their business and the Collateral. Each Borrower's federal employer identification number is set forth below such Borrower's signature on the signature page hereof.

         4.8 Title to Properties; Liens. Each Borrower and its Subsidiaries has good, sufficient and legal title, subject to Permitted Encumbrances, to all its respective material properties and assets. Except for Permitted Encumbrances, all such properties and assets are free and clear of Liens. To the best knowledge of Borrowers after due inquiry, there are no actual, threatened or alleged defaults with respect to any leases of real property under which any Borrower or any of its Subsidiaries is lessee or lessor which would have a Material Adverse Effect.

         4.9 Litigation; Adverse Facts. There are no judgments outstanding against any Borrower or affecting any property of any Borrower nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of Borrowers after due inquiry, threatened against or affecting any Borrower or any property of any Borrower which could reasonably be expected to result in any Material Adverse Effect. No Borrower has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability which could reasonably be expected to result in any Material Adverse Effect.

         4.10 Payment of Taxes. All material tax returns and reports of each Borrower and each of its Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Persons and upon their respective properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable. As of the Closing Date, except as set forth on Schedule 4.10, none of the United States income tax returns of any Borrower or any of its Subsidiaries are under audit. No tax liens have been filed and no claims (except as otherwise permitted by Section 5.9) are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of each Borrower and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

         4.11 Performance of Agreements. No Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any contractual obligation of any such Person the effect of which is reasonably expected to have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default the effect of which is reasonably expected to have a Material Adverse Effect.

         4.12 Employee Benefit Plans. Each Borrower, each of its Subsidiaries and each ERISA Affiliate is in compliance in all material respects with all applicable provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof with respect to all Employee Benefit Plans. No material liability has been incurred by any Borrower, any of its

Subsidiaries or any ERISA Affiliate which remains unsatisfied for any funding obligation, taxes or penalties with respect to any Employee Benefit Plan.

         4.13 Intellectual Property. Each Borrower and each of its Subsidiaries owns, is licensed to use or otherwise has the right to use, all intellectual property used in or necessary for the conduct of its business as currently conducted.

         4.14 Broker's Fees. No broker's or finder's fee or commission will be payable with respect to any of the transactions contemplated hereby.

         4.15 Environmental Compliance. Each Borrower has been and is currently in compliance with all applicable Environmental Laws, including obtaining and maintaining in effect all permits, licenses or other authorizations required by applicable Environmental Laws. There are no claims, liabilities, investigations, litigation, administrative proceedings, whether pending or threatened, or judgments or orders relating to any Hazardous Materials asserted or threatened against any Borrower or relating to any real property currently or formerly owned, leased or operated by any Borrower.

         4.16 Solvency. After giving effect to the transactions contemplated by the Loan Documents and as of, from and after, the date of this Agreement, (a) Borrowers, taken as a whole: (i) own and will own assets the fair salable value of which are (A) greater than the total amount of their liabilities (including contingent liabilities) and (B) greater than the amount that will be required to pay the probable liabilities of Borrowers as they mature; (ii) have capital that is not unreasonably small in relation to their business as presently conducted or any contemplated or undertaken transaction; and (iii) do not intend to incur and do not believe that they will incur debts beyond their ability to pay such debts as they become due; and (b) each Borrower: (i) has capital that is not unreasonably small in relation to its business as presently conducted or any contemplated or undertaken transaction and (ii) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

         4.17 Disclosure. No representation or warranty of any Borrower contained in this Agreement, the financial statements, the other Loan Documents, or any other document, certificate or written statement furnished to Lender by or on behalf of any such Person for use in connection with the Loan Documents contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no material fact known to any Borrower that has had or will have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to Lender for use in connection with the transactions contemplated hereby.

         4.18 Insurance. Each Borrower and each of its Subsidiaries maintains adequate insurance policies for public liability, property damage for its business and properties, product liability, and business interruption, no notice of cancellation has been received with respect to such policies, and each Borrower and each of its Subsidiaries is in compliance with all conditions contained in such policies.

         4.19 Compliance with Laws. No Borrower nor any of its Subsidiaries is in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, including, without limitation, any violation relating to any use, release, storage, transport or disposal of any Hazardous Material, which violation would subject any Borrower or any of its Subsidiaries, or any of their respective officers to criminal liability or have a Material Adverse Effect and no such violation has been alleged.

         4.20 Bank Accounts. Schedule 4.20 sets forth the account numbers and locations of all bank accounts of each Borrower and its Subsidiaries.

         4.21 Subsidiaries. Borrowers have no Subsidiaries other than as set forth on Schedule 4.21.

         4.22 Employee Matters. Except as set forth on Schedule 4.22, (a) no Borrower nor any of such Borrower's employees is subject to any collective bargaining agreement, (b) to Borrowers' knowledge, no petition for certification or union election is pending with respect to the employees of any Borrower and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Borrower and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Borrowers after due inquiry, threatened between any Borrower and its respective employees, other than employee grievances arising in the ordinary course of business which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except for employment contracts entered into in the ordinary course of Borrowers' business with the persons identified on Schedule 4.22, no Borrower nor any of its Subsidiaries is subject to an employment contract.

         4.23 Governmental Regulation. No Borrower is, or after giving effect to any loan will be, subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

         4.24 Medicare/Medicaid. Except as set forth in Schedule 4.24, each Borrower has in force all licenses necessary for participation in such Medicare and Medicaid programs, and no Borrower is in violation of any of the requirements of any Medicare or Medicaid program. Except as set forth on
Schedule 4.24, no Borrower has incurred any cost report offsets during the past three years, and no Borrower has received notice of any currently proposed cost report offset.

         Borrowers may, at any time and from time to time and subject to subsection 5.13, amend any one or more of the Schedules referred in this Section 4 and any representation or warranty contained herein which refers to any such Schedule shall from and after the date of any such amendment refer to such Schedule as so amended, provided, however, that in no event may Borrowers amend any such Schedule if such amendment would reflect or evidence a Default or Event of Default.




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



                         SECTION 5 AFFIRMATIVE COVENANTS

         Borrowers covenant and agree that, so long as the Revolving Loan Commitment shall be in effect and until payment in full of all Obligations, unless Lender shall otherwise give its prior written consent, Borrowers shall perform, and shall cause each of their respective Subsidiaries to perform, all covenants in this Section 5 applicable to such Person.

         5.1 Financial Statements and Other Reports. Borrowers will maintain, and cause each of their Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrowers will deliver to Lender the financial statements and other reports described below.


                  (A) Monthly Financials. As soon as available and in any event within thirty (30) days after the end of each month, Parent will deliver (1) the consolidated and consolidating balance sheet of Parent and its Subsidiaries as at the end of such month and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, and (2) a schedule of the outstanding Indebtedness for borrowed money of Parent and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan.

                  (B) Year-End Financials. As soon as available and in any event within one hundred twenty (120) days after the end of each Fiscal Year, Parent will deliver: (1) the consolidated balance sheet of Parent and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flow for such Fiscal Year; (2) a schedule of the outstanding Indebtedness of Parent and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan; and (3) a report with respect to the financial statements from a firm of independent certified public accountants selected by Borrowers, and acceptable to Lender, which report shall be unqualified as to going concern and scope of audit of Parent and its Subsidiaries and shall state that (a) such consolidated financial statements present fairly the consolidated financial position of Parent and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (b) that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; and (4) copies of the consolidating financial statements of Parents and its Subsidiaries, including (a) consolidating balance sheets of Parent and its Subsidiaries as at the end of such Fiscal Year showing intercompany eliminations and (b) related consolidating statements of earnings of Parent and its Subsidiaries showing intercompany eliminations.

                  (C) Accountants' Certification and Reports. Together with each delivery of consolidated financial statements of Parent and its Subsidiaries pursuant to subsection 5.1(B), Parent will deliver a written statement by its independent certified public accountants (a) stating that the examination has included a review of the terms of this Agreement as same relate to accounting matters and (b) stating whether, in connection with the examination, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof. Promptly upon receipt thereof, Parent will deliver copies of all significant reports submitted to Borrowers by independent public accountants in connection with each annual, interim or special audit of the financial statements of Borrowers made by such accountants, including the comment letter submitted by such accountants to management in connection with their annual audit.

                  (D) Compliance Certificate. Together with the delivery of each set of financial statements referenced in subparts (A) and (B) of this subsection 5.1, Borrowers will deliver to Lender a Compliance Certificate.

                  (E) Collateral Report, Registers and Journals. No less often than once per week, Borrowers shall deliver to Lender: (1) a current Collateral Report; (2) an invoice register or sales journal describing all Accounts created during the applicable reporting period; (3) a cash receipts journal; and (4) an adjustments journal.

                  (F) Reconciliation Reports, Listings and Agings. Within five
(5) Business Days after the last day of each month commencing with the month ending November 30, 1997, Borrowers will deliver to Lender:(1) an aged trial balance of all then existing Accounts, (2) a Reconciliation Report as at the last day of such month and (3) an aged trial balance of all then existing accounts payable. All such reports shall be in form and substance satisfactory to Lender.

                  (G) Management Report. Together with each delivery of financial statements of Parent and its Subsidiaries pursuant to subdivisions (A) and (B) of this subsection 5.1, Parent will deliver to Lender a management report: (1) describing the operations and financial condition of Parent and its Subsidiaries for the month then ended (actual and budgeted) and the portion of the current Fiscal Year then elapsed (actual and budgeted) (or for the Fiscal Year then ended in the case of year-end financials); and (2) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer of Borrowers to the effect that such information fairly presents the results of operations and financial condition of Borrowers and their Subsidiaries as at the dates and for the periods indicated.

                  (H) Government Notices. Borrowers will deliver to Lender promptly after receipt copies of all notices, requests, subpoenas, inquiries or other writings received from any governmental agency concerning any Employee Benefit Plan, the violation or alleged violation of any Environmental Laws, the storage, use or disposal of any Hazardous Material, the violation or alleged violation of the Fair Labor Standards Act or a Borrower's payment or non-payment of any taxes including any tax audit.

                  (I) Events of Default, etc. Promptly upon any officer of a Borrower obtaining knowledge of any of the following events or conditions, Borrowers shall deliver to Lender a certificate of Borrowers' chief executive officer specifying the nature and period of existence of such condition or event and what action Borrowers have taken, are taking and propose to take with respect thereto: (1) any condition or event that constitutes an Event of Default or Default; (2) any notice of default that any Person has given to a Borrower or any of its Subsidiaries or any other action taken with respect to a claimed default; or (3) any Material Adverse Effect.

                  (J) Trade Names. Borrowers will give Lender at least thirty
(30) days advance written notice of any change of name or of any new trade name or fictitious business name by Parent or any of its Subsidiaries. A Borrower's use of any trade name or fictitious business name will be in compliance with all laws regarding the use of such names.

                  (K) Locations. Borrowers will give Lender at least thirty (30) days advance written notice of any change in a Borrower's principal place of business or any change in the location of its books and records or the Collateral or of any new location for its books and records or the Collateral.

                  (L) Bank Accounts. Borrowers will give Lender prompt notice of any new bank accounts a Borrower or any of its Subsidiaries intends to establish prior to its opening same.

                  (M) Litigation. Promptly upon any officer of a Borrower or its Subsidiaries obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any Borrower or any property of any Borrower not previously disclosed by Borrowers to Lender which could reasonably be expected to have a Material Adverse Effect or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Borrower or any property of any Borrower which could reasonably be expected to have a Material Adverse Effect, Borrowers will promptly give notice thereof to Lender and provide such other information as may be reasonably available to them to enable Lender and its counsel to evaluate such matter.

                  (N) Projections. As soon as available and in any event no later than thirty (30) days prior to the end of each Fiscal Year of Borrowers, Borrowers will deliver to Lender consolidated and consolidating Projections of Parent and its Subsidiaries for the forthcoming two Fiscal Years, year by year, and for the forthcoming Fiscal Year, month by month.

                  (O) Subordinated Debt and Other Indebtedness Notices. Borrowers shall promptly deliver copies of all notices given or received by Parent or any of its Subsidiaries with respect to noncompliance with any term or condition related to any Subordinated Debt and other Indebtedness, and shall promptly notify Lender of any potential or actual event of default with respect to any Subordinated Debt or other Indebtedness.

                  (P) Cost Reports. Simultaneously with the submission of such reports, but in no event later than 150 days from the end of each Borrower's cost report year, Borrowers shall deliver to Lender copies of all cost reports or other required reports submitted by it to any governmental agency or intermediary on either a final or interim basis and promptly upon receipt thereof, copies of any correspondence from such governmental agency or intermediary regarding such reports.

                  (Q) Other Information. With reasonable promptness, Borrowers will deliver such other information and data with respect to any Borrower or the Collateral as Lender may reasonably request from time to time.

                  (R) Corporate Compliance Program. Borrowers shall have implemented a Corporate Compliance Program reasonably satisfactory to Lender within one hundred eighty (180) days after the Closing Date.

         5.2 Access to Accountants. Each Borrower authorizes Lender to discuss the financial condition and financial statements of such Borrower and its Subsidiaries with Borrowers' independent public accountants upon reasonable notice to Borrowers of its intention to do so, and authorizes such accountants to respond to all of Lender's inquiries.

         5.3 Inspection. Borrowers shall permit Lender and any authorized representatives designated by Lender to visit and inspect any of the properties of each Borrower or any of its Subsidiaries, including its financial and accounting records, and to make copies and take extracts therefrom, and to discuss its affairs, finances and business with its officers and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested. Borrowers acknowledge that Lender intends to make such inspections on at least a quarterly basis.

         5.4 Collateral Records. Each Borrower shall keep full and accurate books and records relating to the Collateral and shall mark such books and records to indicate Lender's security interests in the Collateral.

         5.5      Account Covenants; Verification.

                  (A) Borrowers shall, at their own expense: (a) cause all invoices evidencing Accounts and all copies thereof to bear a notice that such invoices are payable to the lockboxes established in accordance with subsection
5.6 and (b) use its best efforts to assure prompt payment of all amounts due or to become due under the Accounts.

                  (B) Borrowers will immediately notify Lender in the event that a Payor alleges any dispute or claim with respect to an Account or of any other circumstances known to a Borrower that may impair the validity or collectibility of an Account.

                  (C) Lender shall have the right, at any time or times hereafter, to verify the validity, amount or any other matter relating to an Account, by mail, telephone or in person.

                  (D) After the occurrence of a Default or an Event of Default, Borrowers shall not, without the prior consent of Lender, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon.

                  (E) Lender shall have the right at any time to notify Payors that Lender has been granted a security interest in the Accounts of such Payor.

                  (F) Borrowers have full and complete legal responsibility for the accuracy and validity of all Accounts and medical file documentation submitted to Payors.

                  (G) Borrowers shall correct and resubmit any Accounts that have been rejected by Payors that require correction, modification or additional information.

                  (H) Promptly upon request by Lender, Borrowers shall deliver to Lender copies of documentation supporting Accounts and such other documentation as Lender may reasonably require. Each Account submitted to the appropriate Payor shall be supported by an original document that includes the Patient's duly executed assignment of its rights against the Payor, which documents shall be maintained by Borrowers for six (6) years from the date payment is received on or in respect of such Account.

                  (I) Borrowers shall at all times maintain a record of Accounts, keeping correct and accurate records itemizing and describing the names and addresses of Patients and Payors, nature of services performed, relevant billing statement information, all of which records shall be available during usual business hours at the request of any of Lender's officers, employees or agents. Borrowers shall institute appropriate measures to safeguard these records and to provide disaster recovery programs as appropriate. Borrowers shall cooperate fully with Lender and its agents who shall have the right at any time or times to inspect the Accounts and the records with respect thereto. Lender may to the extent allowed by law, at any time after an Event of Default hereunder, remove from the premises of each Borrower copies of all such records, files and books relating to Accounts. Lender agrees to protect the files and information of each Borrower to the same extent that Lender protects its own proprietary information, and will not disclose such information to others other than as required for the processing and collection of Accounts and enforcement of this Agreement.

         5.6      Collection of Accounts and Payments.

                  (A) Commercial Accounts and Other Accounts. Each Borrower shall establish one or more lockboxes and one or more depository accounts in such Borrower's name with such collecting banks as are acceptable to Lender (subject to irrevocable instructions acceptable to Lender as hereinafter set forth). Each Borrower shall cause all Payors on Accounts (other than Government Accounts) to remit all payments on such Accounts either to a lockbox (in the case of payments by check) or a depository account (in the case of payment by wire transfer or other funds transfer mechanism) established pursuant to this subsection 5.6(A). Each such collecting bank shall acknowledge and agree, in a manner satisfactory to Lender, that all checks and other items of payment received in each lockbox established with such collecting bank shall be deposited in the applicable depository account, that Lender shall have sole and exclusive dominion and control over such depository account and all funds therein and that such collecting bank shall have no right of setoff against such depository account. Each Borrower hereby agrees that all payments made to any such lockbox or depository account or otherwise received by Lender and constituting proceeds of

Accounts or other Collateral (other than Government Accounts) are the sole and exclusive property of Lender. Each Borrower shall irrevocably instruct each such collecting bank that it shall wire transfer to Lender on each business day all collected funds in the applicable depository account. Each Borrower, and any of its Affiliates, employees, agents or other Persons acting for or in concert with a Borrower, shall, acting as trustee for Lender, receive, as the sole and exclusive property of Lender, any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts or other Collateral (other than Government Accounts) that come into the possession or under the control of such Borrower or any of such Borrower's Affiliates, employees, agents or other Persons acting for or in concert with such Borrower, and immediately upon receipt thereof, such Borrower or such Persons shall remit the same or cause the same to be remitted, in kind, to a depository account established pursuant to this subsection 5.6(A).

                  (B) Government Accounts. Each Borrower shall forward to Lender, an amount equal to all remittances or other payments received by such Borrower representing payments of Government Accounts within one (1) day of receipt of such remittances or payments. Each Borrower shall establish a lockbox or other depository account in its name to which it shall direct payment of Government Accounts. Each Borrower shall instruct the bank at which such lockbox is maintained to forward the proceeds of such lockbox or depository account to Lender each business day, and no Borrower shall change such instructions without delivering at least ten (10) days prior written notice to Lender, provided that if such new instructions direct payment of such proceeds to a Person other than Lender, then Lender shall have the right to declare the Obligations due and payable and to terminate this Agreement by delivering written notice of such election to Borrowers. To the extent Lender receives from any Payor any payments or other remittances relating to Government Accounts, Lender shall deposit such amounts to a depository account of the appropriate Borrower established pursuant to this subsection 5.6(B).

         5.7 Endorsement. Each Borrower hereby constitutes and appoints Lender and all Persons designated by Lender for that purpose as such Borrower's true and lawful attorney-in-fact, with power to endorse such Borrower's name to any of the items of payment or proceeds described in subsection 5.6 above and all proceeds of Collateral that come into Lender's possession or under Lender's control. Both the appointment of Lender as each Borrower's attorney and Lender's rights and powers are coupled with an interest and are irrevocable until payment in full and complete performance of all of the Obligations.

         5.8 Corporate Existence. Each Borrower will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business. Each Borrower will promptly notify Lender of any change in its or its Subsidiaries' ownership or corporate structure.

         5.9 Payment of Taxes. Each Borrower will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon provided that no such tax need be paid if a Borrower or one of its Subsidiaries is contesting same in good faith by appropriate proceedings promptly instituted and diligently conducted and if a Borrower or such Subsidiary has established appropriate reserves as shall be required in conformity with GAAP.

         5.10 Maintenance of Properties; Insurance. Each Borrower will maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of such Borrower and its Subsidiaries and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Each Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts acceptable to Lender. Borrowers shall cause Lender to be named as loss payee on all insurance policies relating to any Collateral and as additional insured under all liability policies, in each case pursuant to appropriate endorsements in form and substance satisfactory to Lender and shall collaterally assign to Lender as security for the payment of the Obligations all business interruption insurance of each Borrower. In the event Borrowers fail to provide Lender with evidence of the insurance coverage required by this Agreement, Lender may, but is not required to, purchase insurance at Borrowers' expense to protect Lender's interests in the Collateral. This insurance may, but need not, protect Borrowers' interests. The coverage purchased by Lender may not pay any claim made by a Borrower or any claim that is made against a Borrower in connection with the Collateral. Borrowers may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrowers have obtained insurance as required by this Agreement. If Lender purchases insurance for the Collateral, Borrowers will be responsible for the costs of that insurance, including interest and other charges imposed by Lender in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance Borrowers are able to obtain on their own.

         5.11 Compliance with Laws. Each Borrower will, and will cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority as now in effect and which may be imposed in the future in all jurisdictions in which such Borrower or any of its Subsidiaries is now doing business or may hereafter be doing business, other than those laws the noncompliance with which would not have a Material Adverse Effect.

         5.12 Further Assurances. Each Borrower shall, and shall cause each of its Subsidiaries to, from time to time, execute such guaranties, financing or continuation statements, documents, security agreements, reports and other documents or deliver to Lender such instruments, certificates of title or other documents as Lender at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the Obligations provided for in the Loan Documents. At Lender's request, each Borrower shall cause any Subsidiaries of such Borrower promptly to guaranty the Obligations and to grant to Lender security interests in the real, personal and mixed property of such Subsidiary to secure the Obligations.

         5.13 Use of Proceeds and Margin Security. Borrowers shall use the proceeds of all Loans for proper business purposes (as described in the recitals to this Agreement) consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of any Loan shall be used by a Borrower or any of its Subsidiaries for the purpose of purchasing or carrying of margin stock within the meaning of Regulation G or Regulation U, or in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System, or to violate the Exchange Act.

         5.14 Implementation of Electronic Data Backup System. Within thirty
(30) days after the Closing Date, Borrowers shall provide Lender with evidence reasonably satisfactory to Lender of Borrowers' implementation of an off-site electronic data storage, access and backup system (the "Data Backup System") maintained by a third party reasonably acceptable to Lender (the "Backup Provider"). The Data Backup System shall provide not less than weekly automatic backups of all patient demographic, "billed to" party, accessions records, and other types and categories of billing and testing data maintained by Borrowers, which data shall be at least as extensive as that processed and stored as of the Closing Date by Borrowers' software program. Borrowers shall irrevocably instruct the Backup Provider, pursuant to an agreement in form and substance satisfactory to Lender, to permit and facilitate Lender's access to and retrieval of all such data upon Lender's request therefor or at least on a weekly basis.

         5.15 Landlord Agreement. Within thirty (30) days after the Closing Date, Borrowers shall deliver to Lender a landlord agreement, reasonably satisfactory to Lender, relating to the lease by Parent of its corporate offices in St. Louis, Missouri.

                          SECTION 6 FINANCIAL COVENANTS

         Borrowers covenant and agree that so long as the Revolving Loan Commitment remains in effect and until payment in full of all Obligations, Borrowers shall comply with and shall cause each of their Subsidiaries to comply with all covenants in this Section 6.

         6.1 Tangible Net Worth. Borrowers shall at all times maintain Tangible Net Worth of at least the amounts set forth below during the corresponding period set forth below:

             Period                                             Amount
             ------                                             ------

             From the Closing Date through
             September 30, 1998                                 $19,000,000

             From October 1, 1998 through
             December 31, 1998                                  $20,000,000

             From and after January 1, 1999                     $23,000,000



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



         6.2 Capital Expenditure Limits. The aggregate amount of all Capital Expenditures of Borrowers and their Subsidiaries (excluding trade-ins and excluding Capital Expenditures in respect of replacement assets to the extent funded with casualty insurance proceeds) will not exceed either (a) $600,000 for any acute care facility of a Borrower during any Fiscal Year or (b) $7,000,000 in the aggregate during any Fiscal Year. In the event that a Borrower or any of its Subsidiaries enters into a Capital Lease or other contract with respect to fixed assets, for purposes of calculating Capital Expenditures under this subsection only, the amount of the Capital Lease or contract initially capitalized on such Borrower's or any Subsidiary's balance sheet prepared in accordance with GAAP shall be considered expended in full on the date that such Borrower or any of its Subsidiaries enters into such Capital Lease or contract. Permitted Capital Expenditures under clause (b) above not made in any Fiscal Year may be carried over for one year only to the next Fiscal Year provided, however, any carried-over Capital Expenditure will be deemed used only after all otherwise Permitted Capital Expenditures for that Fiscal Year have been used.

         6.3 Fixed Charge Coverage. Borrowers shall not permit their Fixed Charge Coverage for each period set forth below to be less than the amount set forth below for such periods:

             Period                                              Amount
             ------                                              ------

             For the fiscal quarter ending
             March 31, 1998                                      1.0

             For the fiscal quarter ending
             June 30, 1998                                       1.2

             For the fiscal quarter ending
             September 30, 1998                                  1.5

             For the twelve months ending
             December 31, 1998 and for each
             twelve-month period ending at the end
             of each fiscal quarter thereafter                   1.5


         6.4 Alternative Minimum Adjusted Availability Test. Notwithstanding the forgoing, Borrowers shall not be obligated to comply with the covenants set forth in subsections 6.1 and 6.3 so long as Borrowers shall maintain an aggregate Availability of at least $2,000,000 at all times on and after the Closing Date.


                          SECTION 7 NEGATIVE COVENANTS

         Borrowers covenant and agree that so long as the Revolving Loan Commitment remains in effect and until payment in full of all Obligations, unless Borrowers have received the prior written consent of Lender, Borrowers shall not and will not permit any of their Subsidiaries to:

         7.1 Indebtedness and Liabilities. Directly or indirectly create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable, on a fixed or contingent basis, with respect to any Indebtedness except: (a) the Obligations; (b) intercompany Indebtedness among Borrowers; provided that such Indebtedness is subordinated in right of payment to the Obligations; (c) Indebtedness (excluding capital leases) not to exceed $150,000 in the aggregate at any time outstanding secured by purchase money Liens; (d) Indebtedness under Capital Leases or loans for the purpose of financing leasehold improvements and equipment at a hospital facility not to exceed $2,500,000 outstanding at any time in the aggregate; and (e) Indebtedness existing on the Closing Date and identified on Schedule 7.1. Except for Indebtedness described permitted in the preceding sentence, Borrowers will not, and will not permit any of their Subsidiaries to, incur any Liabilities except for (i) Liabilities consisting of trade payables and normal accruals in the ordinary course of business not yet due and payable or; (ii) Liabilities expensed monthly in the ordinary course of business and required in accordance with GAAP to be reflected on a balance sheet of Borrower; (iii) Liabilities with respect to which Borrower or any of its Subsidiaries is contesting in good faith the amount or validity thereof by appropriate proceedings and then only to the extent that Borrower or any of its Subsidiaries has established adequate reserves therefor, if appropriate under GAAP; and (iv) other Liabilities, to the extent such Liabilities are required to be disclosed to Lender pursuant to the other terms and provisions of this Agreement.

         7.2 Guaranties. Except for (i) endorsements of instruments or items of payment for collection in the ordinary course of business, and (ii) the guaranty by Parent of Indebtedness of a Subsidiary Borrower permitted to be incurred under subsection 7.1 hereof, guaranty, endorse, or otherwise in any way become or be responsible for any obligations of any other Person, whether directly or indirectly by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise.

         7.3      Transfers, Liens and Related Matters.

                  (A) Transfers. Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to any of the Collateral or the assets of such Person, except that Borrowers and their Subsidiaries may (i) sell inventory in the ordinary course of business; and (ii) make Asset Dispositions if all of the following conditions are met: (1) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed $100,000 per acute care facility and the aggregate market value of assets sold or otherwise disposed of in any Fiscal Year does not exceed $500,000 per acute care facility; (2) the consideration received is at least equal to the fair market value of such assets; (3) the sole consideration received is cash; (4) after giving effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of the Obligations with the proceeds thereof, Borrowers are in compliance on a pro forma basis with the covenants set forth in Section 6 recomputed for the most recently ended month for which information is available and is in compliance with all other terms and conditions contained in this Agreement; and (5) no Default or Event of Default shall then exist or result from such sale or other disposition.

                  (B) Liens. Except for Permitted Encumbrances, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of the Collateral or the assets of such Person or any proceeds, income or profits therefrom.

                  (C) No Negative Pledges. Enter into or assume any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

                  (D) No Restrictions on Subsidiary Distributions to Borrowers. Except as provided herein, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to: (1) pay dividends or make any other distribution on any of such Subsidiary's capital stock owned by a Borrower or any Subsidiary of a Borrower; (2) subject to subordination provisions, pay any indebtedness owed to a Borrower or any other Subsidiary; (3) make loans or advances to a Borrower or any other Subsidiary; or (4) transfer any of its property or assets to a Borrower or any other Subsidiary.

         7.4 Investments and Loans. Make or permit to exist investments in or loans to any other Person, except: (a) Cash Equivalents; and (b) loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business in an aggregate outstanding amount not in excess of $150,000 at any time.

         7.5 Restricted Junior Payments. Directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except that
(a) Subsidiaries of a Borrower may make Restricted Junior Payments with respect to their common stock to the extent necessary to permit such Borrower to pay the Obligations and to permit such Borrower to pay expenses incurred in the ordinary course of business, (b) Subsidiaries of Parent may pay management fees to Parent for the purpose of covering Parent's cost of providing administrative and other services to its Subsidiaries and (c) Parent may pay director fees in an aggregate amount not in excess of $150,000 in any Fiscal Year.

         7.6 Restriction on Fundamental Changes. (a) Enter into any transaction of merger or consolidation; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person.

         7.7 Changes Relating to Subordinated Debt. Change or amend the terms of the Subordinated Debt if the effect of such amendment is to: (a) increase the interest rate on such Indebtedness; (b) change the dates upon which payments of principal or interest are due on such Indebtedness; (c) change any event of default or add any covenant with respect to such Indebtedness; (d) change the payment provisions of such Indebtedness; (e) change the subordination provisions thereof; or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to a Borrower, any of its Subsidiaries, or Lender.

         7.8 Transactions with Affiliates. Directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale or exchange of property or the rendering of any service) with any Affiliate or with any officer, director or employee of any Borrower, except for transactions in the ordinary course of and pursuant to the reasonable requirements of Borrowers' business and upon fair and reasonable terms which are fully disclosed to Lender and which are no less favorable to Borrowers than it would obtain in a comparable arm's length transaction with an unaffiliated Person, all of which transactions are described on Schedule 7.8 hereto.

         7.9 Environmental Liabilities. (a) Violate any applicable Environmental Law; (b) dispose of any Hazardous Materials (except in accordance with applicable law) into or onto or from, any real property owned, leased or operated by any Borrower; or (c) permit any Lien imposed pursuant to any Environmental Law to be imposed or to remain on any real property owned, leased or operated by any Borrower.

         7.10 Conduct of Business. From and after the Closing Date, engage in any business other than businesses of the type engaged in by Borrowers or any Subsidiary on the Closing Date.

         7.11 Compliance with ERISA. Establish any new Employee Benefit Plan or amend any existing Employee Benefit Plan if the liability or increased liability resulting from such establishment or amendment is material. No Borrower nor any of its Subsidiaries shall fail to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof.

         7.12 Tax Consolidations. File or consent to the filing of any consolidated income tax return with any Person other than a Borrower or any of its Subsidiaries.

         7.13 Subsidiaries. Establish, create or acquire any new Subsidiaries, except for Subsidiaries created for the purpose of operating new acute care facilities and that become Additional Borrowers pursuant to the provisions of subsection 2.11.

         7.14     Fiscal Year.  Change their Fiscal Year.



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



         7.15 Press Release; Public Offering Materials. Disclose the name of Lender in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the capital stock of any Borrower except as may be required by law.

         7.16 Bank Accounts. Establish any new bank accounts, or amend or terminate any blocked account or lockbox agreement without Lender's prior written consent.

         7.17 Collateral Matters. Retain or engage any Person to perform services in connection with the Collateral that could affect the value of the Collateral without Lender's prior written consent, including, but not be limited to, hiring collection agents to collect Accounts; provided, however, that Borrowers may retain collection agents to collect up to five percent (5%) of outstanding Accounts without Lender's prior written consent.


                     SECTION 8 DEFAULT, RIGHTS AND REMEDIES

         8.1 Event of Default. "Event of Default" shall mean the occurrence or existence of any one or more of the following:

                  (A) Payment. Failure to make payment of any of the Obligations when due and in the case of interest, such failure shall not be cured within five (5) days of the applicable due date; or

                  (B) Default in Other Agreements. (1) Failure of Borrowers or any of their Subsidiaries to pay when due any principal or interest on any Indebtedness (other than the Obligations) or (2) breach or default of a Borrower or any of its Subsidiaries with respect to any Indebtedness (other than the Obligations); if such failure to pay, breach or default entitles the holder to cause such Indebtedness having an individual principal amount in excess of $25,000 or having an aggregate principal amount in excess of $50,000 to become or be declared due prior to its stated maturity; or

                  (C) Breach of Certain Provisions. Failure of Borrowers to perform or comply with any term or condition contained in subsections 5.1(A),
(B) and (N), 5.3, 5.5 or 5.6 or contained in Section 6 or Section 7; or

                  (D) Breach of Warranty. Any representation, warranty, certification or other statement made by any Borrower in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made; or

                  (E) Other Defaults Under Loan Documents. A Borrower defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents and such default is not remedied or waived within ten
(10) days after receipt by Borrowers of notice from Lender of such default (other than occurrences described in other provisions of this subsection 8.1 for which a different grace or cure period is specified or which constitute immediate Events of Default); or

                  (F) Change in Control. (1) any Person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, whether or not Parent has any capital stock subject to such Section) other than a member of the Acceptable Group shall at any time beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, whether or not Parent has any capital stock subject to such Rule) more than 20% of the total voting power of all classes of capital stock of Parent entitled to vote (or convertible into shares of stock entitled to vote) generally for the election of directors of Parent or (2) Parent at any time ceases to own, directly or indirectly, all of the issued and outstanding capital stock of each Subsidiary listed on the signature pages hereof or any Additional Borrower; or

                  (G) Involuntary Bankruptcy; Appointment of Receiver, etc. (1) A court enters a decree or order for relief with respect to a Borrower or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the continuance of any of the following events for sixty (60) days unless dismissed, bonded or discharged: (a) an involuntary case is commenced against a Borrower or any of its Subsidiaries, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over a Borrower or any of its Subsidiaries, or over all or a substantial part of their respective property, is entered; or (c) an interim receiver, trustee or other custodian is appointed without the consent of a Borrower or any of its Subsidiaries, for all or a substantial part of the property of a Borrower or any such Subsidiary; or

                  (H) Voluntary Bankruptcy; Appointment of Receiver, etc. (1) An order for relief is entered with respect to a Borrower or any of its Subsidiaries or a Borrower or any of its Subsidiaries commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (2) a Borrower or any of its Subsidiaries makes any assignment for the benefit of creditors; or (3) the board of directors of a Borrower or any of its Subsidiaries adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 8.1(H); or

                  (I) Liens. Any lien, levy or assessment is filed or recorded with respect to or otherwise imposed upon all or any part of the Collateral or the assets of a Borrower or any of its Subsidiaries by the United States or any department or instrumentality thereof or by any state, county, municipality or other governmental agency (other than Permitted Encumbrances) and such lien, levy or assessment is not stayed, vacated, paid or discharged within ten (10) days; or

                  (J) Judgment and Attachments. Any money judgment, writ or warrant of attachment, or similar process involving (1) an amount in any individual case in excess of $25,000 or (2) an amount in the aggregate at any time in excess of $50,000 (in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed against a Borrower or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty
(30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                  (K) Dissolution. Any order, judgment or decree is entered against a Borrower or any of its Subsidiaries decreeing the dissolution or split up of a Borrower or that Subsidiary and such order remains undischarged or unstayed for a period in excess of twenty (20) days; or

                  (L) Solvency. A Borrower ceases to be solvent (as represented by Borrowers in subsection 4.16) or admits in writing its present or prospective inability to pay its debts as they become due; or

                  (M) Injunction. A Borrower or any of its Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business and such order continues for more than thirty (30) days; or

                  (N) Invalidity of Loan Documents. Any of the Loan Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or any Borrower denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

                  (O) Failure of Security. Lender does not have or ceases to have a valid and perfected first priority security interest in the Collateral (subject to Permitted Encumbrances), in each case, for any reason other than the failure of Lender to take any action within its control; or

                  (P) Damage, Strike, Casualty. Any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days the cessation or substantial curtailment of revenue producing activities at any facility of a Borrower or any of its Subsidiaries if any such event or circumstance could reasonably be expected to have a Material Adverse Effect; or

                  (Q) Licenses and Permits. The loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by a Borrower or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

                  (R) Medicare/Medicaid. A Borrower's ability to participate in any Medicare, Medicaid or other government funded program is terminated; or

                  (S) Forfeiture. There is filed against a Borrower any civil or criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one hundred twenty (120) days; and (2) could result in the confiscation or forfeiture of any material portion of the Collateral.

         8.2 Suspension of Revolving Loan Commitment. Upon the occurrence of any Default or Event of Default, notwithstanding any grace period or right to cure, Lender, without notice or demand, may immediately cease making additional Loans and the Revolving Loan Commitment shall be suspended; provided that, in the case of a Default, if the subject condition or event is waived or cured within any applicable grace or cure period, the Revolving Loan Commitment shall be reinstated.

         8.3 Acceleration. Upon the occurrence of any Event of Default described in the foregoing subsections 8.1(G) or 8.1(H), all Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Borrowers, and the Revolving Loan Commitment shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Lender may, by written notice to Borrowers, declare all or any portion of the Obligations to be, and the same shall forthwith become, immediately due and payable and the Revolving Loan Commitment shall thereupon terminate.

         8.4 Remedies. If any Event of Default shall have occurred and be continuing, in addition to and not in limitation of any rights or remedies available to Lender at law or in equity, Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and may also (a) notify any or all obligors on the Accounts to make all payments directly to Lender; (b) require Borrowers to, and Borrowers hereby agree that they will, at their expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties; (c) withdraw all cash in each blocked account established pursuant to subsection 5.6 and apply such monies in payment of the Obligations in the manner provided in subsection 8.7; (d) without notice or demand or legal process, enter upon any premises of a Borrower and take possession of the Collateral; and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Borrowers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Borrowers shall remain liable for any deficiency. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted. Lender shall not be required to proceed against any Collateral but may proceed against Borrowers directly.

         8.5 Appointment of Attorney-in-Fact. Each Borrower hereby constitutes and appoints Lender as such Borrower's attorney-in-fact with full authority in the place and stead of such Borrower and in the name of such Borrower, Lender or otherwise, from time to time in Lender's discretion while an Event of Default is continuing to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including:
(a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereunder or allow any credit or discount thereon; (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; (d) to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral; (e) to sign and endorse any invoices, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; (f) prepare, file and sign such Borrower's name on any proof of claim in bankruptcy, cost report (final or interim) or other similar document against a Payor; and (g) notify the postal authorities of any change of the address for delivery of such Borrower's mail with respect to Accounts to an address designated by Lender, and open and dispose of all mail with respect to Accounts addressed to such Borrower. The appointment of Lender as each Borrower's attorney and Lender's rights and powers are coupled with an interest and are irrevocable until payment in full and complete performance of all of the Obligations.

         8.6 Limitation on Duty of Lender with Respect to Collateral. Beyond the safe custody thereof, Lender shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords its own property. Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Lender in good faith.

         8.7 Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, (a) each Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Lender from or on behalf of a Borrower, and each Borrower hereby irrevocably agrees that Lender shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times after the occurrence and during the continuance of an Event of Default against the Obligations in such manner as Lender may deem advisable notwithstanding any previous entry by Lender upon any books and records and (b) the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by Lender with respect to this Agreement, the other Loan Documents or the Collateral; second, to all fees due and owing to Lender; third, to accrued and unpaid interest on the Obligations; fourth, to the principal amounts of the Obligations outstanding; and fifth, to any other indebtedness or obligations of Borrowers owing to Lender.

         8.8 Waivers, Non-Exclusive Remedies. No failure on the part of Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.


                             SECTION 9 MISCELLANEOUS

         9.1 Assignments and Participations. Lender may assign its rights and delegate its obligations under this Agreement and further may assign, or sell participations in, all or any part of the Loans, the Revolving Loan Commitment or any other interest herein to an Affiliate or to another Person. In the case of an assignment authorized under this subsection 9.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. Lender shall be relieved of its obligations hereunder with respect to the Revolving Loan Commitment or assigned portion thereof. Borrowers hereby acknowledge and agree that any assignment will give rise to a direct obligation of Borrowers to the assignee and that the assignee shall be considered to be a "Lender". Lender may furnish any information concerning Borrowers and their Subsidiaries in its possession from time to time to assignees and participants (including prospective assignees and participants).

         9.2 Set Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, Lender, each assignee of Lender's interest, and each participant is hereby authorized by Borrowers at any time or from time to time, without notice to Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of a Borrower or any of its Subsidiaries (regardless of whether such balances are then due to a Borrower or its Subsidiaries) and any other property at any time held or owing by that Lender or assignee to or for the credit or for the account of a Borrower against and on account of any of the Obligations then outstanding; provided, that no participant shall exercise such right without the prior written consent of Heller.

         Each Borrower hereby agrees, to the fullest extent permitted by law, that any Lender, assignee or participant may exercise its right of setoff with respect to amounts in excess of its pro rata share of the Obligations (or, in the case of a participant, in excess of its pro rata participation interest in the Obligations) and that such Lender, assignee or participant, as the case may be, shall be deemed to have purchased for cash in the amount of such excess, participations in each other Lender's or holder's share of the Obligations.

         9.3 Expenses and Attorneys' Fees. Whether or not the transactions contemplated hereby shall be consummated, Borrowers agree to promptly pay all fees, costs and expenses incurred by Lender in connection with any matters contemplated by or arising out of this Agreement or the other Loan Documents including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand and secured by the Collateral: (a) fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel, per diem charges of Lender's internal auditors and fees of environmental consultants, accountants and other professionals retained by Lender) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents; (b) fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel, per diem charges of Lender's internal auditors and fees of environmental consultants, accountants and other professionals retained by Lender) incurred in connection with the review, negotiation, preparation, documentation, execution and administration of the Loan Documents, the Loans, and any amendments, waivers, consents, forbearances and other modifications relating thereto or any subordination or intercreditor agreements; (c) fees, costs and expenses incurred in creating, perfecting and maintaining perfection of Liens in favor of Lender; (d) fees, costs and expenses incurred in connection with forwarding to Borrowers the proceeds of Loans including Lender's standard wire transfer fee; (e) fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by Lender in establishing, maintaining and handling lock box accounts, blocked accounts or other accounts for collection of the Collateral; (f) fees, costs, expenses (including attorneys' fees, allocated costs of internal counsel, per diem charges of Lender's internal auditors and fees of environmental consultants, accountants and other professionals retained by Lender) and costs of settlement incurred in collecting upon or enforcing rights against the Collateral or incurred in any action to enforce this Agreement or the other Loan Documents or to collect any payments due from Borrowers under this Agreement or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise.

         9.4 Indemnity. In addition to the payment of expenses pursuant to subsection 9.3, whether or not the transactions contemplated hereby shall be consummated, each Borrower agrees to indemnify, pay and hold Lender and the officers, directors, employees, agents, consultants, auditors, persons engaged by Lender to evaluate or monitor the Collateral, affiliates and attorneys of Lender and such holders (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents, the consummation of the transactions contemplated by this Agreement, the statements contained in the commitment letters, if any, delivered by Lender, Lender's agreement to make the Loans hereunder, the use or intended use of the proceeds of any of the Loans or the exercise of any right or remedy hereunder or under the other Loan Documents (the "Indemnified Liabilities"); provided that Borrowers shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction.

         9.5 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement or of the other Loan Documents, or consent to any departure by Borrowers therefrom, shall be effective unless the same shall be in writing and signed by Lender and Borrowers. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

         9.6 Notices. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Chicago time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed.


         If to Borrowers:               Intensiva HealthCare Corporation
                                        7733 Forsyth Boulevard, Suite 800
                                        St. Louis, Missouri  63105
                                        Attn: Chief Financial Officer
                                        Telecopy No.: 314-725-0443


         With a copy to:                Suelthaus & Walsh, P.C.
                                        7733 Forsyth Boulevard
                                        Twelfth Floor
                                        St. Louis, Missouri  63105
                                        Attn: Thomas M. Walsh
                                        Telecopy No.: 314-727-7166

         If to Lender:                  Heller Business Credit
                                        Healthcare Financial Services Division
                                        Heller Financial, Inc.
                                        500 West Monroe Street
                                        Chicago, Illinois 60661
                                        Attn:  Portfolio Manager
                                        Telecopy No.: (312) 441-6158

         With a copy to:                Heller Business Credit
                                        Healthcare Financial Services Division
                                        Heller Financial, Inc.
                                        500 West Monroe Street
                                        Chicago, Illinois  60661
                                        Telecopy No.: (312) 441-6876
                                        Attn:  Legal Department/HBC/HFS

or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this subsection 9.6.

         9.7 Survival of Warranties and Certain Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrowers set forth in subsections 9.3 and 9.4 shall survive the payment of the Loans and the termination of this Agreement.

         9.8 Indulgence Not Waiver. No failure or delay on the part of Lender in the exercise of any power, right or privilege shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         9.9 Marshaling; Payments Set Aside. Lender shall not be under any obligation to marshal any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that any Borrower makes a payment or payments to Lender or Lender enforces its security interests or exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         9.10 Entire Agreement. This Agreement and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

         9.11 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         9.12 Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Agreement or the other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement, or the other Loan Documents or of such provision or obligation in any other jurisdiction.

         9.13 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         9.14 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         9.15 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Borrowers may not assign their rights or obligations hereunder without the prior written consent of Lender.

         9.16     No Fiduciary Relationship; Limitation of Liabilities.

                  (A) No provision in this Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by Lender to a Borrower.

                  (B) Neither Lender, nor any affiliate, officer, director, shareholder, employee, attorney, or agent of Lender shall have any liability with respect to, and each Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each Borrower hereby waives, releases, and agrees not to sue Lender or any of Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the transactions contemplated hereby.

         9.17 CONSENT TO JURISDICTION. EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS.

         9.18 WAIVER OF JURY TRIAL. EACH BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER AND LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         9.19 Construction. Each Borrower and Lender each acknowledge that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrowers and Lender.

         9.20 Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, or to any other Loan Document by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

         9.21 No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Borrower or any of any Borrower's shareholders or any other Person.

         9.22 Confidentiality. Lender shall hold all nonpublic information obtained pursuant to the requirements hereof and identified as such by a Borrower in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound business practices and in any event may make disclosure to such of its respective Affiliates, officers, directors, employees, agents and representatives as need to know such information in connection with the Loans. If any Lender is otherwise a creditor of a Borrower, such Lender may use the information in connection with its other credits. Lender may also make disclosure reasonably required by a bona fide offeree or assignee (or participation), or as required or requested by any governmental authority or representative thereof, or pursuant to legal process, or to its accountants, lawyers and other advisors, and shall require any such offeree or assignee (or participant) to agree (and require any of its offerees, assignees or participants to agree) to comply with this Section 9.22. In no event shall Lender be obligated or required to return any materials furnished by a Borrower; provided, however, each offeree shall be required to agree that if it does not become an assignee (or participant) it shall return all materials furnished to it by a Borrower in connection herewith.

         9.23 Adequate Disclosure. Any information or matter disclosed on a given Schedule to this Agreement shall be deemed to be disclosed on all applicable Schedules to this Agreement.




                     [Signatures appear on following pages]

         Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


BORROWERS:

                                 INTENSIVA HEALTHCARE CORPORATION


                                 By:    /s/ David W. Cross
                                    ------------------------------------

                                 Title:    President
                                       ---------------------------------

                                 FEIN:   43-1690769
                                      ----------------------------------


                                 INTENSIVA HOSPITAL OF
                                  AKRON, INC.


                                 By:   /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   43-1742017
                                       ---------------------------------


                                 INTENSIVA HOSPITAL OF
                                  COLUMBUS, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   31-1476471
                                      ----------------------------------


                 Loan and Security Agreement - Signature Page 1

                                 INTENSIVA HOSPITAL OF
                                  CORPUS CHRISTI, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   36-4072039
                                      ----------------------------------

                                 INTENSIVA HOSPITAL OF
                                  EASTERN OKLAHOMA, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   43-1726284
                                       ---------------------------------

                                 INTENSIVA HOSPITAL OF
                                  EVANSVILLE, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   43-1726283
                                      ----------------------------------


                 Loan and Security Agreement - Signature Page 2

                                 INTENSIVA HOSPITAL OF
                                  FLINT, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   38-3329100
                                      ----------------------------------

                                 INTENSIVA HOSPITAL OF
                                  FORT WAYNE, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   35-1994301
                                      ----------------------------------


                                 INTENSIVA HOSPITAL OF
                                  GREATER ST. LOUIS, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   43-1726282
                                      ----------------------------------


                 Loan and Security Agreement - Signature Page 3

                                 INTENSIVA HOSPITAL OF
                                  INDIANAPOLIS, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   43-1726278
                                      ----------------------------------

                                 INTENSIVA HOSPITAL OF
                                  KANSAS CITY, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   43-1732618
                                      ----------------------------------

                                 INTENSIVA HOSPITAL OF
                                  KNOXVILLE, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   62-1684861
                                      ----------------------------------


                 Loan and Security Agreement - Signature Page 4

                                 INTENSIVA HOSPITAL OF
                                  MACOMB COUNTY, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   38-3345654
                                      ----------------------------------

                                 INTENSIVA HOSPITAL OF
                                  MUSKEGON, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   383297128
                                      ----------------------------------

                                 INTENSIVA HOSPITAL OF
                                  NORTHWEST INDIANA, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   43-1726280
                                      ----------------------------------

                                 INTENSIVA HOSPITAL OF
                                  OKLAHOMA CITY, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   43-1699215
                                      ----------------------------------

                 Loan and Security Agreement - Signature Page 5

                                 INTENSIVA HOSPITAL OF
                                  PITTSBURGH, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   23-2911846
                                      ----------------------------------

                                 INTENSIVA HOSPITAL OF
                                  SIOUX FALLS, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   91-1773396
                                      ----------------------------------


                                 INTENSIVA HOSPITAL OF
                                  TACOMA, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   91-1829681
                                      ----------------------------------

                                 INTENSIVA HOSPITAL OF
                                  TOPEKA, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:   74-2826467
                                      ----------------------------------

                 Loan and Security Agreement - Signature Page 6

                                 INTENSIVA HOSPITAL OF
                                  CINCINNATI, INC.


                                 By:    /s/ John P. Keefe
                                    ------------------------------------

                                 Title:    Treasurer
                                       ---------------------------------

                                 FEIN:
                                      ----------------------------------






























                 Loan and Security Agreement - Signature Page 7

LENDER:

                                 HELLER FINANCIAL, INC.


                                 By:   Nancy K. Stafford
                                    ------------------------------------

                                 Title:    Vice President
                                       ---------------------------------























                 Loan and Security Agreement - Signature Page 8